                                                                   EXHIBIT 10.27

THE RIGHTS OF LESSOR UNDER THIS SECOND AMENDED AND RESTATED LEASE AGREEMENT AND IN EACH AIRCRAFT COVERED HEREBY HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, TCW SPECIAL CREDITS, AS AGENT, UNDER A MORTGAGE AND SECURITY AGREEMENT DATED AS OF FEBRUARY 25, 1986, AS AMENDED AND RESTATED BY AN AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT DATED AS OF AUGUST 31, 1987, AND AS FURTHER AMENDED AND RESTATED BY A SECOND AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT DATED AS OF SEPTEMBER 29, 1995. SEE SECTION 22 HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF THE VARIOUS COUNTERPARTS.

================================================================================

                           SECOND AMENDED AND RESTATED

                                 LEASE AGREEMENT

                                   Dated as of

                               September 29, 1995

                                    between

                           WILMINGTON TRUST COMPANY,

                       not in its individual capacity but
                            solely as Owner Trustee,

                                   as Lessor

                                      and

                     EVERGREEN INTERNATIONAL AIRLINES, INC.,

                                   as Lessee

================================================================================

                          One Boeing 747-273C Aircraft

                                      and

                   Three McDonnell Douglas DC-9-33F Aircraft

                                TABLE OF CONTENTS

                 TO SECOND AMENDED AND RESTATED LEASE AGREEMENT

Section 1. Definitions.....................................................    2

Section 2. Confirmation of Purchase and Acceptance of Leased Property......   11

Section 3. Term and Rent...................................................   12
(a) Term...................................................................   12
(b) Basic Rent, etc........................................................   12
(c) Minimum Rent...........................................................   12
(d) Supplemental Rent......................................................   12
(e) Manner of Payment......................................................   13
(f) [RESERVED].............................................................   13

Section 4. Lessor's Representations and Warranties; Limited Liability of
   Lessor..................................................................   13

Section 5. Return of Aircraft..............................................   14
(a) Condition Upon Return..................................................   14
(b) Return of Engines......................................................   15
(c) Fuel; Manuals..........................................................   16
(d) Storage Upon Return....................................................   16
(e) Overhaul...............................................................   16
(f) Aid in Lease or Sale...................................................   16
(g) Assignment.............................................................   17

Section 6. Liens...........................................................   17

Section 7. Registration, Maintenance and Operation; Possession; Insignia...   18
(a) Registration, Maintenance and Operation................................   18
(b) Possession.............................................................   18
(c) Insignia...............................................................   21
(d) Aircraft Inspection....................................................   22

Section 8. Replacement of Parts; Alterations, Modifications and Additions..   22
(a) Replacement of Parts...................................................   22
(b) Pooling of Parts.......................................................   23
(c) Alterations, Modifications and Additions...............................   24

Section 9. Voluntary Termination...........................................   25

Section 10. Loss, Destruction, Requisition, etc............................   26
(a) Event of Loss with Respect to the Aircraft.............................   26
(b) Event of Loss with Respect to an Engine................................   27

(c) Requisition for Use by the U.S. Government of the Airframe.............   28
(d) Requisition for Use of an Engine.......................................   28
(e) Application of Payments from Governmental Authorities for Requisition
       of Title............................................................   29
(f) Application of Payments During Existence of Event of Default...........   29

Section 11. Insurance......................................................   30
(a) Public Liability and Property Damage Insurance.........................   30
(b) Insurance Against Loss or Damage to the Aircraft.......................   31
(c) Reports, etc...........................................................   34
(d) Insurance by Lessor....................................................   34

Section 12. Inspection.....................................................   35

Section 13. Assignment.....................................................   35

Section 14. Events of Default..............................................   35

Section 15. Remedies.......................................................   35

Section 16. Further Assurances and Financial Information; Financial
   Covenants; Meetings.....................................................   41
(a) Financial Information..................................................   41
(b) Financial Covenants....................................................   41
    (i) Consolidated Tangible Net Worth....................................   41
(c) Meetings...............................................................   42

Section 17. Notices........................................................   42

Section 18. No Set-off, Counterclaim, etc..................................   42

Section 19. Purchase and Renewal Option....................................   43

Section 20. Substitution of Collateral.....................................   44

Section 21. Assignee Lessors...............................................   45

Section 22. Security for Lessor's Obligation to Holders of the Note........   45

Section 23. Lessor's Right to Perform for Lessee...........................   46

Section 24. Service of Process; Waiver of Immunities.......................   46

Section 25. Ownership by Lessor; Lessee's Quiet Enjoyment..................   47

Section 26. Miscellaneous..................................................   48

     THE RIGHTS OF LESSOR UNDER THIS SECOND AMENDED AND RESTATED LEASE AGREEMENT AND IN EACH AIRCRAFT COVERED HEREBY HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, TCW SPECIAL CREDITS, AS AGENT, UNDER A MORTGAGE AND SECURITY AGREEMENT DATED AS OF FEBRUARY 25, 1986, AS AMENDED AND RESTATED BY AN AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT DATED AS OF AUGUST 31, 1987, AND AS FURTHER AMENDED AND RESTATED BY A SECOND AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT DATED AS OF SEPTEMBER 29, 1995. SEE SECTION 22 HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF THE VARIOUS COUNTERPARTS.

                           SECOND AMENDED AND RESTATED
                                 LEASE AGREEMENT

          This SECOND AMENDED AND RESTATED LEASE AGREEMENT (this "Lease" or this "Agreement"), dated as of September 29, 1995, between WILMINGTON TRUST COMPANY, a Delaware banking corporation, with its principal place of business located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, not in its individual capacity but solely as Owner Trustee under the Trust Agreement (as defined in Section 1 hereof), and its successors and assigns ("Lessor"), and EVERGREEN INTERNATIONAL AIRLINES, INC., an Oregon corporation, with its principal place of business at 3850 Three Mile Lane, McMinnville, Oregon 97128 ("Lessee").

                              W I T N E S S E T H:

          WHEREAS, the parties have heretofore entered into that certain Lease Agreement dated as of February 25, 1986, as amended by Amended and Restated Lease Agreement dated as of August 31, 1987, counterparts of which, along with each of the Lease Supplements thereto, have been recorded by the FAA and assigned conveyance numbers as set forth in Schedule 1 hereto (the "Original Lease");

          WHEREAS, pursuant to the terms of the Amended and Restated Mortgage and Security Agreement dated as of August 31, 1987, which amended and restated the Mortgage and Security Agreement dated as of February 25, 1986 (as so amended and restated, the "Original Mortgage"), as amended and restated by the Second Amended and Restated Mortgage and Security Agreement dated as of September 29, 1995, which is being filed with the FAA contemporaneously herewith, the Loan Participant, as assignee of Security Pacific Equipment Finance Inc., has made certain loans to Lessee, and a counterpart of the Original Mortgage, along with each of the Trust Agreement and Mortgage Supplements thereto, was recorded by the FAA and assigned conveyance numbers as set forth in Schedule 1 hereto;

          WHEREAS, Lessor, Lessee, Loan Participant and Owner Participant desire to amend and restate the Original Lease, the Original Mortgage and the other Operative Documents in order to restructure Lessee's obligations to the Loan Participant pursuant to a Restructure Agreement dated concurrently herewith ("Restructure Agreement"); and

          WHEREAS, Lessor and Lessee desire to amend and restate the Original Lease to incorporate certain terms, conditions and provisions contemplated by the Restructure Agreement and have agreed to the execution of this Second Amended and Restated Lease Agreement;

          NOW, THEREFORE, in consideration of the premises, Lessor and Lessee agree that the Original Lease, as amended, is hereby amended and restated in its entirety to read as follows:

          Section 1. Definitions. Unless the context otherwise requires, the following terms shall have the following meanings for all purposes of this Lease Agreement and shall be equally applicable to both the singular and the plural forms of the terms herein defined and, except as otherwise indicated, all the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms hereof and thereof and of the Participation Agreement and the
Mortgage:

               "Affiliate" means, with respect to any party hereto, any person directly or indirectly controlling or controlled by such party or any other person under direct or indirect common control with such party.

               "Aircraft" means the 747 Aircraft and each DC-9 Aircraft leased hereunder. The term "Aircraft" also means, as of any date of determination, if the context so requires, all Aircraft then leased hereunder.

               "DC-9 Aircraft" means each DC-9 Airframe leased hereunder together with the two DC-9 Engines installed on each such DC-9 Airframe on the date hereof, and any DC-9 Engine substituted for any of such DC-9 Engines hereunder, whether or not any of such initial or substituted DC-9 Engines may from time to time no longer be installed on such DC-9 Airframe or may be installed on any other DC-9 Airframe or any other aircraft. The term "DC-9 Aircraft" also means, as of any date of determination, if the context so requires, all DC-9 Aircraft leased hereunder.

               "747 Aircraft" means the 747 Airframe leased hereunder together with the four 747 Engines installed on such 747 Airframe on the date hereof, and any 747 Engine substituted for any of such 747 Engines hereunder, whether or not any of such initial or substituted 747 Engines may from time to time no longer be installed on such 747 Airframe or may be installed on any other 747 Airframe or on any other aircraft.

               "Airframe" means the 747 Airframe and each DC-9 Airframe. The term "Airframe" shall mean, as of any date of determination, if the context so requires, all Airframes then leased hereunder.

               "DC-9 Airframe" means (i) the three (3) McDonnell Douglas D-9-33F aircraft (except DC-9 Engines or engines from time to time installed thereon) as more particularly described on Exhibit D attached hereto;
          (ii) any airframe that may from time to time be substituted pursuant to the provisions of Section 20 for a DC-9 Airframe leased hereunder; and (iii) any and all Parts so long as the same shall be incorporated or installed on or attached to such aircraft, or so long as title thereto shall remain vested in Lessor in accordance with the terms of
          Section 8 after removal from such aircraft. The term "DC-9 Airframe" also means, as of any date of determination, if the context so requires, all DC-9 Airframes leased hereunder.

               "747 Airframe" means: (i) the Boeing 747-273C aircraft (except 747 Engines or engines from time to time installed thereon) as more particularly described on Exhibit D attached hereto; (ii) any airframe that may from time to time be substituted pursuant to the provisions of Section 20 for a 747 Airframe leased hereunder; and (iii) any and all Parts so long as the same shall be incorporated or installed on or attached to such aircraft, or so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 8, after removal from such aircraft.

               "Avitas" means Avitas, Inc., an independent aircraft appraisal company selected by the Loan Participant.

               "Basic Rent" means the rent payable for the Leased Property pursuant to Section 3(b) during the Initial Term.

               "Business Day" means any day other than a Saturday, Sunday or holiday on which commercial banks are permitted or obligated to close in The City of New York, New York, Portland, Oregon, Wilmington, Delaware or Los Angeles, California.

               "Concord/ABN-AMRO Loan Agreement" means the Amended and Restated Loan Agreement dated concurrently herewith between Lessee and Loan Participant.

               "Consolidated Subsidiary" means a Subsidiary of Evergreen whose financial statements are prepared on a consolidated basis with those of Evergreen in accordance with generally accepted accounting principles.

               "Delivery Date" means, with respect to any Aircraft, the date on which the purchase price for such Aircraft is made in respect thereof, which date shall be the date the Aircraft is delivered to, and accepted by, Lessor under the 747 Purchase Agreement or the DC-9 Purchase Agreement, as the case may be, as conclusively evidenced by the date of the Lease Supplement relating to such Aircraft.

               "Dollars" or "S" means lawful currency of the United States of America.

               "D Check" means a complete structural examination and restoration of an Airframe, including any necessary component replacement and structural restoration work performed in accordance with Lessee's periodic maintenance and inspection program, being the most extensive such examination and restoration then authorized by the FAA for Lessee.

               "Default" means an event which, after the giving of notice or lapse of time, or both, would mature into an Event of Default.

               "Engine" means each of the 747 Engines and each of the DC-9 Engines. The term "Engines" means, as of any date of determination, if the context so requires, all Engines then leased hereunder.

               "Event of Default" has the meaning assigned to such term in the Restructure Agreement.

               "DC-9 Engine" means (i) each of the six (6) Pratt Whitney engines described on Exhibit D attached hereto (each of which having 750 or more rated takeoff horsepower or the equivalent) whether or not from time to time thereafter no longer installed on the DC-9 Airframe or installed on any other airframe or on any other aircraft; and (ii) any engine which may from time to time be substituted pursuant to the provisions of Section 10(b), for a DC-9 Engine leased hereunder; together in each case with any and all Parts removed therefrom so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 8 after removal from such DC-9 Engine. The term "DC-9 Engines" means, as of any date of determination, all DC-9 Engines then leased hereunder.

               "747 Engine" means: (i) each of the four (4) Pratt & Whitney JT9D-7F engines described on Exhibit D attached hereto (each of which having 750 or more rated takeoff horsepower or the equivalent), whether or not from time to time thereafter no longer installed on the 747 Airframe or installed on any other airframe or on any other aircraft; and (ii) any engine which may from time to time be substituted pursuant to the provisions of Section 10(b), for a 747 Engine leased hereunder; together in each case with any and all Parts incorporated or installed therein or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 8 after removal from such 747 Engine. The term "747 Engines" means, as of any date of determination, all 747 Engines then leased hereunder.

               "Event of Loss" with respect to any property means any of the following events with respect to such property: (i) loss of such property or the use thereof due to theft or disappearance for a period of 120 days, (ii) loss due to destruction, damage beyond repair or rendition of such property permanently unfit for normal use for any reason whatsoever; (iii) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss; (iv) the condemnation, confiscation or seizure of, or requisition of title to or use of, such property (other than a requisition for emergency or other use by the United States or any agency or instrumentality thereof) for a period of more than 120 days; (v) as a result of any rule, regulation, order or other action by any governmental body (including any court) having jurisdiction, the use of such property in the normal course of the business of air transportation of Lessee shall have been prohibited for a period of six consecutive months, unless Lessee, prior to the expiration of such six-month period shall have undertaken and shall be diligently carrying forward all steps which are necessary or desirable to permit the normal use of such property by Lessee or, in any event, if such use shall have been prohibited for a period of 12 consecutive months; and (vi) any divestiture of title or installation deemed to be an Event of Loss pursuant to the provisions of Section 7(b)(i). An Event of Loss with respect to any Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe comprising part of such Aircraft.

               "Event of Loss Termination Value" means with respect to any Aircraft for any Lease Period Date during the Basic Term, the amount determined in accordance with Exhibit C hereto.

               "Events of Default" has the meaning specified in Section 14.

               "Evergreen" means Evergreen International Aviation, Inc., an Oregon corporation.

               "Evergreen Guaranty" means the Second Amended and Restated Guaranty and Subordination Agreement dated as of the date hereof among Lessee, certain affiliates and Subsidiaries of Lessee and Lessor, as Owner Trustee, amending and restating the Amended and Restated Guaranty and Subordination Agreement dated as of July, 31, 1987 among such parties.

               "FAA" means the Federal Aviation Administration or any successor agency thereto.

               "Federal Aviation Act" means the Federal Aviation Act of 1958, as amended and recodified in Subtitle VII of Title 49 of the United States Code.

               "Junior Lien" means the Lien by the Lessor in favor of the Loan Participant created pursuant to the Second Priority Chattel Mortgage and Security Agreement dated concurrently herewith.

               "Lease Agreement", "this Lease Agreement", "this Lease", "this Agreement", "herein", "hereunder", "hereby", or other like words mean this Second Amended and Restated Lease Agreement as originally executed or as modified, amended or supplemented pursuant to the applicable provisions hereof, including, without limitation, supplementation hereof by one or more Lease Supplements entered into pursuant to the applicable provisions hereof.

               "Lease Period" means each of the consecutive periods during the Term ending on a Lease Period Date, the first commencing on and including the date of this Lease Agreement.

               "Lease Period Date" means the last day of each calendar month throughout the Term hereof, as set forth in Exhibit B hereto.

               "Lease Supplement" means a Lease Supplement, substantially in the form of Exhibit A hereto, to be entered into between Lessor and Lessee for the purpose of leasing any of the Aircraft under and pursuant to the terms of this Lease Agreement, including, without limitation, the Lease Supplements described in Schedule 1 attached hereto and any amendment thereto entered into subsequent to the Delivery Date corresponding to such Lease Supplement.

               "Leased Property" means all Aircraft, collectively, as leased from time to time hereunder to Lessee pursuant to one or more Lease Supplements.

               "DC-9 Leased Property" means the DC-9 Aircraft as leased hereunder to Lessee.

               "747 Leased Property" means the 747 Aircraft as leased hereunder to Lessee.

               "Lessor Liens" means Liens remaining undischarged for more than 60 days and arising as a result of (i) claims against Lessor (not in its individual capacity) not related to its interests in any Aircraft, the Trust Estate or any part thereof, or (ii) claims against Lessor arising out of the voluntary transfer by Lessor (without the consent of Lessee) of its interests in any Aircraft, the Trust Estate or any part thereof at any time an Event of Default shall not have occurred and be continuing, other than a transfer of any Aircraft pursuant to or as permitted by Section 10, 11 or 20 hereof.

               "Lien" means any mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest or claim of any nature whatsoever.

               "Loan Participant" means each of the entities listed in Annex I of the Mortgage acting through TCW Special Credits, a California general partnership, as general partner, attorney-in-fact or investment manager, and its successors and assigns including any subsequent holder of the Note from time to time.

               "Mortgage" means the Second Amended and Restated Mortgage and Security Agreement, dated as of the date hereof, between Lessor and the Loan Participant, as originally executed or as amended, modified or supplemented, amending and restating the Original Mortgage. The term "Mortgage" shall also include, where the context so requires, each Trust Agreement and Mortgage Supplement entered into pursuant to the terms of the Mortgage.

               "Note" means the promissory note defined as "Note" in the Mortgage.

               "Operative Documents" means the Participation Agreement, this Lease, the Mortgage, the Trust Agreement, the Restructure Agreement, the Evergreen Guaranty, the Purchase Documents, the Note, the Lease Supplement covering each Aircraft, the Trust Agreement and Mortgage Supplement covering each Aircraft and any other document which may be delivered in connection herewith herewith or therewith.

               "Orignal Mortgage" means the Amended and Restated Mortgage and Security Agreement dated as of August 31, 1987 between the Loan Participant, as secured party, and Lessor, as Mortgagor, amending and restating the Mortgage and Security Agreement dated as of February 25, 1986.

               "Owner Participant" means with respect to the 747 Leased Property, 747 Inc., an Oregon corporation, Delford M. Smith, a natural person, his successors, heirs and assigns, and King, Christian Inc., a Nevada corporation, and their respective successors and assigns and, with respect to the DC-9 Leased Property,

          747, Inc., an Oregon corporation, and its successors and assigns.

               "Owner Trustee" means Wilmington Trust Company, not in its individual capacity, except as otherwise provided in the Operative Documents to which it is a party, but solely as trustee pursuant to the Trust Agreement.

               "Participants" means the Loan participant and the Owner Participants.

               "Participation Agreement" means that certain Second Amended and Restated Participation Agreement, dated as of the date hereof, among Lessee, the Participants and Lessor, amending and restating the Amended and Restated Participation Agreement dated as of August 31, 1987.

               "Parts" means all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines) which may from time to time be incorporated or installed in or attached to any Airframe or any Engine.

               "Past Due Rate" means a rate of interest per annum equal to the rate applicable to overdue principal under the Note.

               "Permitted Liens" has the meaning specified in Section 6.

               "Present Value" means, as of any date of determination with respect to any lease payments, the value thereof determined by discounting such rental or lease payments at either (x) the implicit rate of interest under such lease, if known, or (y) the average cost of Evergreen's commercial funding, in each case as determined pursuant to guidelines set forth in FASB 13.

               "DC-9 Purchase Agreement" means the Aircraft Purchase Agreement, dated as of July 23, 1987, between the DC-9 Seller, as seller, and Lessee, as buyer, providing, among other things, for the sale to Lessee of the DC-9 Aircraft, as such Aircraft Purchase Agreement may from time to time be amended, modified or supplemented or the terms thereof waived or modified, to the extent permitted by, and in accordance with, the terms of the Mortgage.

               "747 Purchase Agreement" means the Aircraft Purchase Agreement, dated October 25, 1985, between the 747 Seller, as seller, and Lessee and Cargolux Airlines International S.A., as buyers, as heretofore amended, modified and supplemented, providing, among other things, for the sale to Lessee of the 747 Aircraft, as such Aircraft Purchase Agreement may from time to time be amended, modified or supplemented or the terms thereof waived or modified, to the extent permitted by, and in accordance with, the terms of the Mortgage.

               "Release Price" shall mean $15,000,000, payable in cash to the Loan Participant.

               "Rent" means both Basic Rent and Supplemental Rent.

               "Subordinated Indebtedness" means all Indebtedness and liabilities created or incurred by Lessee, Evergreen and the Consolidated Subsidiaries to any person which is subordinate and junior in all respects to creditors of Lessee, Evergreen and the Consolidated Subsidiaries.

               "Subsidiary" means, with respect to any person, any corporation of which such person, whether directly, or indirectly through one or more intermediaries, owns shares of any class or classes (however designated) of Voting Stock having in the aggregate the power to elect at least a majority of the members of the board of directors (or other governing body) of such corporations.

               "Supplemental Rent" means all amounts, liabilities and obligations (other than Basic Rent) which Lessee assumes or agrees to pay hereunder or under the Participation Agreement to Lessor or others, including, without limitation, (i) any additional amounts payable pursuant to recalculations of the Basic Rent pursuant to
          Section 3(f), (ii) Termination Value payments (and amounts calculated by reference to Termination Value), (iii) all amounts required to be paid by Lessee under the agreements, covenants and indemnities contained in the Participation Agreement and the Lease, (iv) all amounts required to be paid by Lessee upon the exercise of its early termination option pursuant to Section 9, (v) any repayment or prepayment amounts required to be made by Lessor pursuant to the Mortgage, (vi) any amounts for reimbursement of costs and expenses incurred by the Owner Participant or amounts required to be paid to it as a return on investment required to be paid by lessee, and (vii) any and all liabilities, obligations, losses, damages, penalties, taxes, claims, actions, suits, costs, expenses or disbursements (including legal fees and expenses) of any kind and nature whatsoever which may be imposed upon, incurred by or asserted against Lessor by reason of the failure of Lessee duly to perform its obligations under the Participation Agreement or this Lease.

               "Term" means the term for which the Leased Property is initially leased hereunder pursuant to Section 3(a) hereof.

               "Termination value" means the amount necessary to pay in full as of such Lease Period Date (after giving effect to the installment of Basic Rent due on that date), the aggregate unpaid principal amount of the Note outstanding with respect to such Aircraft at the close of business as of such Lease Period Date together with any accrued and unpaid interest thereon.

               "Trust Agreement" means that certain Second Amended and Restated Trust Agreement dated concurrently herewith between the Owner Participant and Lessor, which amends and restates the Amended and Restated Trust Agreement dated as of August 31, 1987, amending and restating the Trust Agreement dated as of February 25, 1986, or as modified, amended or supplemented pursuant to the applicable provisions thereof, including, without limitation, supplementation thereof by one or more Trust Agreement and Mortgage Supplements entered into pursuant to the applicable provisions thereof.

               "Trust Agreement and Mortgage Supplement" means a supplement to the Trust Agreement and the Mortgage, substantially in the form of
          Exhibit 2 to the Mortgage.

               "Trust Estate" means the Trust Estate as that term is defined in the Trust Agreement.

               "Unmatured Lessor Lien" means a Lien which with the passage of time would constitute a Lessor Lien.

          Section 2. Confirmation of Purchase and Acceptance of Leased Property. Lessor hereby confirms that it has purchased and accepted delivery of the Leased Property, which Leased Property is being leased to Lessee hereunder.

          Section 3. Term and Rent.

          (a) Term. Except as otherwise provided herein, the Term with respect to the Leased Property shall commence on the date of this Lease and, unless earlier terminated by the provisions of this Lease or otherwise extended by the Lessor and the Lessee pursuant to an amendment permitted hereby, shall continue for a period of forty-eight (48) months;

          (b) Basic Rent, etc. Lessee agrees to pay Basic Rent for the Leased Property in advance in consecutive monthly installments on each Lease Period Date during the Term, each installment to cover the Lease Period immediately following the date on which it is due in such amounts as set forth in Exhibit B hereto; provided that if Lessee shall pay the Release Price in full, in cash, prior to September 29, 1996 and the other conditions in Section 3(b) of the Restructure Agreement are satisfied, the Lessee shall receive a credit on Basic Rent and any Supplemental Rent in the amount of Two Million Dollars ($2,000,000), and Exhibits B and C hereto shall be revised accordingly.

          (c) Minimum Rent. Anything herein contained to the contrary notwithstanding, each installment of Basic Rent for each Aircraft, together with any amount of Supplemental Rent paid pursuant to Section 3(d) hereof payable on any Lease Period Date hereunder shall be, under any circumstances and in any event, in an amount at least sufficient to pay in full, as of such Lease Period Date, the payments then required to be made on account of the principal of, and interest on, the Note then outstanding.

          (d) Supplemental Rent. Lessee also agrees to pay to Lessor, or to whomsoever shall be entitled thereto, any and all Supplemental Rent promptly as the same shall become due and owing in funds consisting of lawful currency of the United States of America, and in the event of any failure on the part of the Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. Lessee will also pay to Lessor, on demand, as Supplemental Rent, to the extent permitted by applicable law, interest in funds consisting of lawful currency of the United States of America at the Past Due Rate, on any part of any installment of Basic Rent not paid when due (following the expiration of any applicable grace period) for any period for which the same shall be overdue and on any payment of Supplemental Rent not paid when demanded by Lessor for the period until the same shall be paid. The expiration or other termination of Lessee's obligation to pay

Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent.

          (e) Manner of Payment. So long as the Note shall remain outstanding, Basic Rent shall be paid to the Loan Participant at the office at which the Note is then payable pursuant to Section 2.1 of the Mortgage, in immediately available funds not later than 11:00 A.M. (local time in the city in which such office is located) on the date due. Whenever a Lease Period Date on which an installment of Basic Rent is due hereunder is not a Business Day, such payment shall be made (in the manner specified above) on the next succeeding Business Day and interest shall accrue thereon from such Lease Period Date to the date of payment at the rate of interest generally applicable to the Note (i.e., other than on overdue payments). Lessee shall give Lessor, if such payments are not made directly to it, confirmation of each payment of Basic Rent hereunder. All other amounts payable hereunder shall be paid to Lessor at its address set forth in Section 17 (or such other office of Lessor as it shall designate in writing to Lessee from time to time) in either such case in immediately available funds not later than 11:00 A.M. (local time in the city in which such office is located) on the date due.

          (f) [RESERVED].

          Section 4. Lessor's Representations and Warranties; Limited Liability of Lessor.

          (a) LESSOR SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE LEASED PROPERTY, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH LEASED PROPERTY, except that Lessor warrants that on each Delivery Date Lessor shall have received whatever title was conveyed to it by the seller thereof and Lessor warrants that such Leased Property shall be free of Lessor Liens and Unmatured Lessor Liens attributable to it, other than the respective rights of Lessor and Lessee as herein provided.

          (b) It is expressly understood and agreed by the parties that (i) this Agreement is executed and delivered by Wilmington Trust Company not in its individual capacity but solely as trustee under the Trust Agreement in the exercise of the powers and authority conferred and vested in it hereunder, (ii) each of the representations, warranties, undertakings, covenants and agreements herein made on the part of the Owner Trustee is made and intended not as a personal representation, warranty, undertaking, covenant or agreement by Wilmington Trust Company but is made and intended for the sole purpose of binding the Trust (as defined in the Trust Agreement), (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, in its individual capacity, to perform any obligation of the Trust either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under such parties and (iv) under no circumstances shall Wilmington Trust Company be liable, in its individual capacity, for the payment of any indebtedness or expenses of or incurred on behalf of the Trust or for the breach or failure of any obligation, representation, warranty, undertaking, covenant or agreement made or incurred by the Trust under this Agreement or any other Operative Document to which the Trust is a party; provided, however, that this
Section 4(b) shall not limit the ability of any person to look to the Trust Estate for satisfaction of such liability or responsibility.

          Section 5. Return of Aircraft.

          (a) Condition Upon Return. Upon the expiration or earlier termination of this Lease as to any Leased Property, Lessee will return, at Lessee's own risk and expense, such Leased Property by delivering the same to Lessor at Evergreen Air Center Inc.'s facilities at Pinal Air Park, Marana, Arizona, or at such other location as shall have been agreed upon by Lessor and Lessee, (i) in the case of the 747 Airframe fully equipped with four 747 Engines, or other Pratt & Whitney JT9D-7F engines (or engines of the same or another manufacturer of the same or an improved model and suitable for use on the 747 Airframe) owned by Lessee, duly installed thereon and (ii) in the case of any DC-9 Airframe fully equipped with two DC-9 Engines, or other Pratt & Whitney JT8D-9A engines (or engine of the same or another manufacturer of the same or an improved model and suitable for use on the DC-9 Airframe) owned by Lessee, duly installed thereon. At the time of such return each Airframe and Engines or engines (i), in the case of such Aircraft, shall be duly certified as an airworthy aircraft by the Federal Aviation Administration; (ii) shall be free and clear of all Liens (other than Lessor Liens and Unmatured Lessor Liens); (iii) shall be in as good operating condition as when delivered to Lessee hereunder, ordinary wear and tear excepted, or, in the case of any such engines owned by Lessee, shall have a value and utility at least equal to, and shall be in as good operating condition as required by the terms hereof with respect to the Engines; (iv) in the event that Lessee does not, use a progressive overhaul program in which no out-of-service phase with respect to the Airframe exceeds 120 hours and Lessee adopts a time-related overhaul program with respect to such Airframe, such Airframe shall have at least the number of the allowable hours of operation remaining to the next D Check as the number of hours of operation remaining to the next D Check immediately after the Delivery Date with respect to such Aircraft; and (v) in the event that Lessee has adopted an on condition maintenance program with respect to all engines in its fleet similar to the Engines or engines being returned, Lessee shall have maintained the Engines or engines being returned in accordance with such program, and in the event that Lessee shall, in lieu of an on condition maintenance program have adopted a scheduled shop visit or modular change maintenance program with respect to the Engines or engines, the Engines or engines shall have at least an average number of allowable hours between scheduled shop visits or module change remaining (based on a 12-month running average) to next scheduled removal as the average number of such hours to the next scheduled removal of the Engines on the related Delivery Date, but in no case less than, in the case of the 747 Engine, 2,000 hours or 500 cycles remaining on any one 747 Engine to next scheduled removal or, in the case of the DC-9 Engines, 1,000 hours or 1,000 cycles remaining on any one DC-9 Engine to next scheduled removal. If for reasons beyond the control of Lessee it is unable to comply with clause (i) of the second sentence of this Section 5(a) upon the return of such Leased Property, it will immediately give Lessor notice thereof describing the circumstances in detail and shall either, as directed by Lessor at its option, (i) return such Leased Property as nearly as possible in compliance with this Section 5(a) or
(ii) retain possession of such Leased Property until it is able to comply with this Section 5(a) at which time Lessee shall comply with this Section 5(a) as promptly as possible. If Lessee retains possession of such Leased Property, the provisions of this Lease and the Participation Agreement (including, without limitation, Section 11 hereof and Section 7 of the Participation Agreement) shall continue to apply except Lessee will not be obligated to pay Basic Rent with respect to such Leased Property, provided that during such period Lessee shall have no right to use such Leased property.

          (b) Return of Engines. In the event that any engine not owned by Lessor shall be delivered with any returned Airframe as set forth in paragraph
(a) of this Section 5, Lessee, concurrently with such delivery, will, at its own expense and at no cost to Lessor, convey title to such engine to Lessor, provided that each of such engines shall be of the same or improved manufacturer's type and model, and furnish Lessor with a full warranty bill of sale, in form and substance satisfactory to Lessor, with respect to each such engine and with an opinion of Lessee's counsel to the effect that, upon such return, Lessor will acquire full title to such engine, and Lessee shall take such other action as Lessor may reasonably request, and thereupon Lessor will transfer to Lessee, without recourse or warranty (except as to Lessor Liens and Unmatured Lessor Liens attributable to it), all Lessor's right, title and interest in and to an Engine not installed on such Airframe at the time of its return.

          (c) Fuel; Manuals. Upon the return of any Aircraft, (i) each fuel tank and oil tank shall contain the same quantity of fuel or oil as was contained in the fuel and oil tanks when such Aircraft was delivered to Lessee (such quantities at the time of delivery to be set forth in the related Lease Supplement), or, in the case of differences in any such quantities, an appropriate adjustment will be made by payment at the then current market price of fuel or oil, as the case may be; and (ii) Lessee shall deliver to Lessor all logs, manuals and data, and inspection, modification and overhaul records required to be maintained with respect thereto under applicable rules and regulations.

          (d) Storage Upon Return. Upon any termination of this Lease referred to in paragraph (a) of this Section 5, upon written request of Lessor, Lessee will provide Lessor with free storage facilities for the Leased Property for a period not exceeding one calendar year at the location in the United States used by Lessee for the parking or storage of aircraft as Lessee may select; and at the request of Lessor, Lessee will provide storage facilities at such location at the Lessor's expense for an additional period not exceeding 31 days. At the end of any period of storage under this paragraph (d) (or at such earlier time as Lessor may request), Lessee will, at Lessor's cost, fly such Aircraft from such place of storage to a reasonable location chosen by Lessor in the United State or in Europe.

          (e) Overhaul. Immediately prior to the return of each Airframe and Engines or engines at the end of the Term, Lessee, upon the written request of Lessor, will overhaul or cause to be overhauled such Airframe and Engines or engines. Such overhaul or work shall be done in the same manner and with the same care as used by Lessee with similar Airframes and engines of its own, and Lessor shall reimburse Lessee for Lessee's actual costs in connection with such overhaul or work.

          (f) Aid in Lease or Sale. Lessee agrees that during the last six months of the Term with respect to any Leased Property it will cooperate in all reasonable respects with the efforts of Lessor to lease or sell such Leased Property, including aiding potential lessees or purchasers in inspecting such Leased Property and the records relating thereto, provided that Lessee shall not be required for such purpose to materially interfere with the use of the Aircraft which is part of such Leased Property or incur out-of-pocket expenses for which it is not reimbursed.

          (g) Assignment. Lessor may assign its rights under this Section 5, its rights under Section 12 and any rights it may have for the failure of Lessee to have maintained the Leased Property in accordance with the terms hereof to any person who leases or purchases the Leased Property from Lessor at or after the end of the Term with respect to such Leased Property.

          Section 6. Liens. Lessee will not directly or indirectly create, incur, assume or suffer to exist any material Lien on or with respect to the Leased Property or any part thereof, title thereto, or any interest therein or in this Lease except: (i) the respective rights of Lessor and Lessee as herein provided and the rights of the Participants under the Mortgage and the Participation Agreement, (ii) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Sections 7(b) and 8(b), (iii) Lessor Liens or Unmatured Lessor Liens, (iv) Liens for taxes either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any danger of the sale, forfeiture or loss of the Leased Property or any part thereof or interest therein, (v) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any danger of the sale, forfeiture or loss of the Leased Property or any part thereof or interest therein, (vi) the Junior Lien,
(vii) Liens arising out of the maintenance of court actions being defended in good faith (and as to which adequate reserves have been provided) and Liens arising out of judgments or awards against Lessee with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review and (viii) the Lien of Congress Financial Corporation (or any other secured party having an interest in Lessee's spare parts) on Parts removed from any Aircraft and/or Engine ("Permitted Liens"). Lessee will promptly, at its own expense, take such action as may be necessary duly to discharge any such Lien not excepted above if the same shall arise at any time.

          Section 7. Registration, Maintenance and Operation; Possession; Insignia.

          (a) Registration, Maintenance and Operation. Lessee, at its own cost and expense, shall: (i) forthwith upon the delivery thereof hereunder, cause each Aircraft to be duly registered, and, except as otherwise provided in this
Section 7(a), at all times thereafter to remain duly registered, in the name of Lessor, under the Federal Aviation Act, and shall not register such Aircraft under the laws of any other country; (ii) maintain, inspect, service, repair, overhaul and test each Aircraft so as to keep such Aircraft in as good operating condition as when delivered to Lessee hereunder, ordinary wear and tear excepted, and in such condition as may be necessary to enable the airworthiness certification of such Aircraft to be maintained in good standing at all times to the extent required under the Federal Aviation Act; (iii) maintain all records, logs and other materials required by the FAA; (iv) comply with all applicable maintenance, service, repair and overhaul manuals and mandatory service bulletins published by or on behalf of the manufacturer of such Aircraft, or cause the same to be complied with; (v) upon request, promptly furnish to Lessor statements regarding the condition and state of repair of such Aircraft, in such detail as Lessor may reasonably request; and (vi) promptly furnish to Lessor such information as may be required to enable Lessor to file any reports required to be filed by Lessor with any governmental authority because of Lessor's ownership of such Aircraft. Lessee agrees that each Aircraft will not be maintained, used, operated or maintenance in violation of any applicable laws or in violation of any airworthiness certificate, license or registration relating to such Aircraft. Lessee also agrees not to operate or locate each Aircraft, or suffer any Aircraft to be operated or located, in any area excluded from coverage by any insurance required by the terms of Section 11, except in the case of a requisition or a call-up under the Civil Reserve Air Fleet by the government of the United States where Lessee obtains an indemnity in lieu of such insurance from the government of the United States against the risks and in the amounts required by Section 11 covering such area.

          (b) Possession. Lessee will not, without the prior written consent of Lessor (which consent shall not be unreasonably withheld), sublease or otherwise in any manner deliver, transfer or relinquish possession of any part of the Leased Property, pursuant to a sublease or otherwise, or install any Engine or permit any Engine to be installed, in any airframe other than any Airframe covered hereby, provided that, so long as no Default or Event of Default shall have occurred and be continuing and so long as Lessee shall comply with the provisions of Section 11, Lessee may, without the prior written consent of Lessor:

               (i) subject any Engine and to normal pooling agreements or arrangements in each case customary in the airline industry and entered into by Lessee in the ordinary course of its business with one or more American or Western European certificated air carriers; and only if such agreement or arrangement does not contemplate or require the transfer of title to such Engine; provided, that subject to the terms of any such agreement or arrangement promptly after completion of the overhaul or other service for which each Engine was delivered to another person pursuant to such agreement or arrangement, such Engine shall be returned to Lessee, and; provided, further, that if Lessor's title to any such Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and Lessee shall comply with
          Section 10(b) in respect thereto;

               (ii) deliver possession of any Airframe or any Engine to the manufacturer thereof for testing or other similar purposes or to any organization for service, repair, maintenance or overhaul work on such Airframe, Engine or any part thereof or for alterations or modifications in or additions to such Airframe or Engine to the extent required or permitted by the terms of Section 8(c);

               (iii) install any Engine on an airframe registered under the laws of the United States of America and owned by Lessee free and clear of all Liens (other than Permitted Liens) and those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment
          (other than Parts) installed on such airframe (but not to the airframe as an entirety);

               (iv) install any Engine on an airframe registered under the laws of the United States of America and leased to Lessee or purchased by Lessee subject to a conditional sale or other security agreement; provided that such airframe is free and clear of all Liens except (x) the rights of the parties to the lease or conditional sale or other security agreement covering such airframe, (y) Liens which insofar as they relate to such Engine are subordinate and junior in all respects to the rights of Lessor hereunder and (z)

          Liens of the type permitted by subparagraph (iii) of this paragraph
          (b);

               (v) to the extent permitted by Section 8(b) hereof, subject any appliances, Parts or other equipment owned by Lessor and removed from such Airframe to any pooling arrangement referred to in Section 8(b) hereof;

               (vi) sublease the 747 Aircraft, any DC-9 Aircraft or any Engine to (a) any affiliate of Lessee, (b) any air carrier listed on Exhibit E hereto, or (c) any other Person reasonably acceptable to Lessor;

               (vii) sublease or deliver possession of any Aircraft, any Airframe or any Engine to any other person or persons (A) pursuant to a lease pursuant to which Lessee retains full operational control of such Aircraft, provided that there is no change in the registration of such Aircraft, or (B) with the prior written consent of Lessor, which consent will not be unreasonably withheld; and

               (viii) make available any Aircraft for use by the U.S. Department of Defense in the Civil Reserve Air Fleet, as defined in 10 U.S.C. 9511(7) ("CRAF") as provided for and in accordance with applicable Federal law, regulations and executive orders, subject always to the terms and conditions of this Lease except that the Term may be extended during any period of an airlift emergency or an activation of such Aircraft in effect on the date the Term would otherwise end (such extension to be to the date on which such airlift emergency or activation shall end), provided that Lessor shall at all times retain and be entitled to exercise its remedies or any of them as provided for under the terms of this Lease in case an Event of Default shall have occurred and be continuing, including the right to withdraw such Aircraft from CRAF, subject only to the condition that the Lessor give the Administrative Contracting officer ("ACO") under the Lessee's contract in respect to CRAF at least thirty (30) days notice in writing of such Event of Default by registered or certified air mail;

and provided, further, that the rights of any transferee who receives possession by reason of a transfer permitted by this paragraph (b) shall be subject and subordinate to, and any sublease permitted by this paragraph (b) shall be subject and subordinate to, all the terms of this Lease and of the Trust

Agreement, including, without limitation, the covenants contained in Section 7(a) and Lessor's rights to repossession pursuant to Section 15 and to avoid such sublease upon such repossession and the Loan Participant's right to repossession under Article V of the Mortgage, and Lessee shall remain primarily liable hereunder for the performance of all of the terms of this Lease to the same extent as if such sublease or transfer had not occurred, and that any such sublease shall include appropriate provisions for the maintenance and insurance of such Aircraft subleased thereby; and provided, further, that any such instrument of transfer of sublease shall contain a provision comparable to that set forth in Section 23 hereof. No pooling agreement, sublease or other relinquishment of possession of any Airframe, or any Engine shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder.

          In the event Lessor shall have received from the lessor or secured party of any airframe leased to Lessee or purchased by Lessee subject to a conditional sale or other security agreement a written agreement whereby such lessor or secured party expressly agrees that neither it nor its successors or assigns will acquire or claim any right, title or interest in any Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Lease or is owned by Lessor, and the lease or conditional sale or other security agreement covering such airframe also covers an engine or engines owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement, Lessor hereby agrees for the benefit of such lessor or secured party that Lessor will not acquire or claim, as against such lessor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease or conditional sale or other security agreement and owned by such lessor or subject to a security interest in favor of such secured party.

          (c) Insignia. Lessee agrees to affix and maintain in the cockpit of each Airframe adjacent to the airworthiness certificate therein and on each Engine a metal nameplate bearing the inscription "WILMINGTON TRUST COMPANY, as OWNER TRUSTEE, LESSOR; TCW SPECIAL CREDITS, as AGENT, MORTGAGEE". Except as above provided, Lessee will not allow the name of any person, association or corporation to be placed on any Airframe, any Engine as a designation that might be interpreted as a claim of ownership; provided that nothing herein contained shall prohibit Lessee or any sublessee permitted by Section 7(b) from placing its customary color and insignia on such Airframe or any Engines.

          (d) Aircraft Inspection. During the Term hereof, Lessee shall furnish to the Loan Participant and Lessor such information concerning the location, condition, use and operation of each Aircraft as any of them may reasonably request. The right of the Loan Participant or Lessor to inspect any Aircraft during any Major Checks (being herein defined as a "C" or "D" check or equivalent) performed by or on behalf of Lessee during the Term hereof shall be absolute and Lessee shall inform the Loan Participant of such Major Checks by providing sixty (60) days' prior written notice thereof as to time and location of such Major Checks. During such Major Checks, Lessee agrees to provide sufficient manpower to enable the Loan Participant or its representative to inspect any area of an Aircraft which would normally be required during such a Major Check. Lessee shall, at its own cost and expense, repair or replace any item which is found not to meet the requirements of this Lease. All costs and expenses relating to such inspection shall be for the account of Lessee. Lessee shall, in addition to the foregoing, permit the Loan Participant or its representative to visit and inspect all Aircraft, its condition, use and operation and the records maintained in connection therewith, at any reasonable time, provided that, so long as no Default or Event of Default shall have occurred and be continuing, such inspection as to such Aircraft shall be limited to once during any twelve-mouth period during the Term hereof. The reasonable actual out-of-pocket costs and expenses incurred by the Loan Participant and the other reasonable costs and expenses of the Lessee associated with the inspections relating to the inspections of all Aircraft as described in the preceding sentence shall be paid for, or reimbursed, by the Lessee. The Loan Participant and Lessor shall have no duty to make or to have made such inspection and shall not incur any liability or obligation by reason of not making any such inspection.

          Section 8. Replacement of Parts; Alterations, Modifications and Additions.

          (a) Replacement of Parts. Lessee, at its own cost and expense, will promptly replace all Parts, which may from time to time be incorporated or installed in or attached to any Airframe or any Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in paragraph (c) of this Section 8. In addition, Lessee may, at its own cost and expense, remove on the ordinary course of maintenance, service repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided that Lessee, except as otherwise provided in paragraph (c) of this Section 8, will, at its own cost and expense, promptly replace such Parts. A11 replacement parts shall be free and clear of all Liens (except for pooling arrangements to the extent permitted by paragraph (b) of this Section 8 and other Permitted Liens) and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. All Parts at any time removed from any Airframe or any Engine shall remain the property of Lessor, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to such Airframe or any Engine and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to any Airframe or any Engine as above provided, without further act, (i) title to the replaced Part shall thereupon vest in Lessee, free and clear of all rights of Lessor, and shall no longer be deemed a Part hereunder, (ii) title to such replacement Part shall thereupon vest in Lessor (subject only to a pooling arrangement to the extent permitted by paragraph (b) of this Section 8 and other Permitted Liens) and (iii) such replacement Part shall become subject to this Lease and be deemed part of such Airframe, such Engine for all purposes hereof or the same extent as the Parts originally incorporated or installed in or attached to such Airframe or such Engine.

          (b) Poolinq of Parts. Any Part removed from any Airframe or any Engine as provided in paragraph (a) to this Section 8 may be subjected by Lessee to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of Lessee's business with American or Western European certificated air carriers; provided that the Part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or such Engine in accordance with such paragraph (a) as promptly as possible after the removal of such removed Part. In addition, any replacement Part when incorporated or installed in or attached to any Airframe or any Engine in accordance with such paragraph (a) may be owned by an American or Western European certificated air carrier subject to such a normal pooling arrangement; provided that Lessee, at its expense, as promptly thereafter as possible, either
(i) causes title of such replacement Part to vest in Lessor in accordance with such paragraph (a) by Lessee acquiring title thereto for the benefit of, and transferring such title to, Lessor free and clear of all Liens (other than Permitted Liens) or (ii) replaces such replacement Part by incorporating or installing in or attaching to the Airframe, such Engine a further replacement Part owned by Lessee free and clear of all Liens (other than Permitted Liens) and by causing title to such further replacement Part to vest in Lessor in accordance with such paragraph (a).

          (c) Alterations, Modifications and Additions. Lessee, at its own expense, will make such alterations and modifications in and additions to each Airframe and each Engine, as may be required from time to time to meet the standards of the Federal Aviation Administration or any other applicable laws. In addition, Lessee, at its own expense may from time to time make such alterations and modifications in and additions on each Airframe and each Engine as Lessee may deem desirable in the proper conduct of its business, including, without limitation, removal of Parts (for purposes of this paragraph (c), called "Obsolete Parts") which Lessee deems obsolete or no longer suitable or appropriate for use in such Airframe or such Engine; provided that no such alteration, modification or addition shall diminish the value or utility of such Airframe or such Engine, or impair the condition or airworthiness thereof, materially below the valued utility, condition and airworthiness thereof immediately prior to such alteration, modification or addition assuming such Airframe or such Engine were then of the value or utility and in the condition and airworthiness required to be maintained by the terms of this Lease Agreement, except that the value (but not the utility, condition or airworthiness) of the Airframe may be reduced by the value of obsolete Parts which shall have been removed if the aggregate value of all Obsolete Parts removed from such Airframe and not replaced shall not exceed $1,000,000.00. So long as no Default or Event of Default shall have occurred and be continuing, Lessee may, at any time during the Term of the Lease, remove any Part (for purposes of this paragraph (c), called a "Removable Part") (i) which is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed or attached to any Airframe or any Engine at the time of delivery thereof hereunder or any Part in replacement of or substitution for any such Part, (ii) which is not required to be incorporated or installed in or attached or added to such Airframe or such Engine pursuant to the terms of this
Section 8 and (iii) which can be removed from such Airframe or such Engine without causing material damage to such Airframe or such Engine or diminishing or impairing the value, utility, condition or airworthiness which such Airframe or such Engine would have had at such time had the addition of such Part not occurred. Title to all Parts incorporated or installed in or attached or added to any Airframe or any Engine as a result of the alterations, modifications or additions under this paragraph (c), except Removable Parts, shall, without further act, vest in Lessor. Title to any Removable Parts shall not vest in Lessor, and upon the removal by Lessee of any Removable part as above provided, such Removal part shall no longer be deemed part of any Airframe or any Engine from which it was removed. Any Removable Part not removed by Lessee as above provided prior to the return of any Airframe or any Engine to Lessor hereunder shall become the property of Lessor at the time of such return.

          Section 9. Voluntary Termination. So long as no Default or Event of Default shall have occurred and be continuing, Lessee shall have the right, at its option, on at least three months' prior written notice to Lessor and the Loan Participant, to terminate this Lease with respect to all of the Aircraft. Such termination shall be effective on the Lease Period Date specified in such notice and upon payment in full, in cash, to the Lessor of the Termination value as of such date and all amounts of Basic Rent and Supplemental Rent owing as of such date.

          Section 10. Loss, Destruction, Requisition, etc.

          (a) Event of Loss with Respect to the Aircraft. Upon the occurrence of an Event of Loss with respect to any Aircraft or Airframe, Lessee shall forthwith (and, in any event, within 15 days after such occurrence) give Lessor written notice of such Event of Loss, and, on the third Business Day following receipt of casualty insurance proceeds with respect thereto, but in no event more than 90 days following the date of the occurrence of such Event of Loss, Lessee shall pay to Lessor, in addition to any installment of Basic Rent then otherwise due and payable, in funds of the type specified in Section 3(c) hereof, the Event of Loss Termination Value for such Aircraft, together with any costs and expenses incurred by the Loan Participant incurred by unwinding and breaking fixed funds loaned in connection with financing such Aircraft. In the event of payment in full of such Event of Loss Termination Value and such costs and expenses, (1) the obligation of Lessee to pay Basic Rent with respect to such Aircraft for any Lease Period commencing after that in which such Event of Loss occurs shall terminate; provided that Lessee shall remain liable for all payments of Basic Rent due and payable before the date of such payment of Termination Value, (2) the Term shall end with respect to such Aircraft and (3) upon payment of all Rent then due hereunder, Lessor will transfer to Lessee, without recourse or warranty (except as to the absence of Lessor Liens and Unmatured Lessor Liens, in each case attributable to it), all Lessor's right, title and interest, of any, in and to such Airframe and Engines related to such Airframe. Such transfer to Lessee will not affect or limit in any way any obligations of Lessee hereunder not specifically discharged by such payment of Event of Loss Termination Value and Rent including, but not limited to, payments of Supplemental Rent. Without limitation to the foregoing, upon the occurrence of an Event of Loss with respect to an Aircraft in which event the entire insurance proceeds are applied in reduction of the Note outstanding related to such Aircraft, the excess insurance proceeds, if any, shall be applied in reduction of any other principal amounts of the Note.

          (b) Event of Loss with Respect to an Engine. Upon the occurrence of an Event of Loss with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to an Airframe, Lessee shall give Lessor and the Loan Participant prompt written notice thereof and shall, within 60 days after the occurrence of such Event of Loss, duly convey to Lessor, as replacement for the Engine with respect to which such Event of Loss occurred, title to another Pratt & Whitney Model JT9D-7F Engine (or engine of the same or another manufacturer of the same or an improved model and suitable for installation and use on the related Airframe) owned by Lessee free and clear of all Liens not excepted in Section 6 and having a value and utility at least equal to, and being in as good operating conditions as, the Engine with respect to which such Event of Loss occurred, assuming such Engine was of the value and utility and in the condition and repair as required by the terms hereof immediately prior to the occurrence of such Event of Loss. Prior to or at the time of any such conveyance, Lessee, at its own expense, will (i) furnish Lessor with a bill of sale, in form and substance satisfactory to Lessor and the Loan Participant, with respect to such replacement engine, (ii) cause a supplement hereto, in form and substance satisfactory to Lessor and the Loan Participant, subjecting such replacement engine to this Lease, to be duly executed by Lessee,
(iii) furnish Lessor and the Loan Participant with such evidence of compliance with the insurance provisions of Section 11 with respect to such replacement engine as Lessor may reasonably request and (iv) furnish Lessor and the Loan Participant with such evidence of title as Lessor may reasonably request to the effect that, upon such conveyance, Lessor will acquire full title, free and clear of all Liens, except Permitted Liens, to such replacement engine and that it will be leased hereunder to the same extent as the Engine replaced thereby. Upon full compliance by Lessee with the terms of this paragraph (b), Lessor will transfer to Lessee, without recourse or warranty (except as to the absence of Lessor Liens and Unmatured Lessor Liens attributable to it), all of Lessor's right, title and interest, if any, in and to the Engine with respect to which such Event of Loss occurred. For all purposes hereof, each such replacement engine shall, after such conveyance, be deemed part of the property leased hereunder, shall be deemed an "Engine" as defined herein, as the case may be, and, if such replacement engine is in replacement for an Engine, shall be deemed part of the related Aircraft. No Event of Loss with respect to an Engine under the circumstances contemplated by the terms of this paragraph (b) shall result in any reduction in Basic Rent. If for reasons beyond the control of Lessee it is not possible for Lessee to comply fully with this Section 10(b) within 90 days after the Event of Loss (or within an additional thirty (30) days thereafter if Lessee is diligently pursuing such compliance), Lessee shall on such 90th or 30th day, as applicable, deposit with the Loan Participant, so long as the Mortgage shall be in effect, and thereafter with Lessor, an amount equal to 5% of the Event of Loss Termination Value of the related Aircraft computed as of the next Lease Period Date, such amount to be returned to Lessee upon full compliance with this
Section 10(b), it being understood that notwithstanding such deposit Lessee shall continue to be required to comply with the other provisions of this
Section 10(b) as soon as possible.

          (c) Requisition for Use by the U.S. Government of the Airframe. In the event of the requisition for emergency or other use by the United states or any agency or instrumentality thereof (for purposes of this Section 10(c) and Section 10(d) hereof called the "Government") of any Airframe and the Engines or engines installed on such Airframe during the Term, Lessee shall promptly notify Lessor and the Loan Participant of such requisition and all of Lessee's obligations under this Lease Agreement shall continue to the same extent as if such requisition had not occurred, provided that if such Airframe and Engines or engines are not returned by the Government prior to the end of the Term, Lessee shall be obligated to return such Airframe and Engines or engines to Lessor pursuant to, and in all other respects comply with the provisions of, Section 5 promptly upon their return by the Government. All payments received by Lessor or Lessee from the Government for the use of such Airframe and Engines or engines during the Term shall be paid over to, or retained by, Lessee; and all payments received by Lessor or Lessee from the Government for the use after the Term of such Airframe and Engines or engines shall be paid over to, or retained by, the Loan Participant, so long as the Mortgage shall be in effect, and thereafter to Lessor unless Lessee shall have purchased such Aircraft from Lessor, in which case such payments shall be paid over to, or retained by Lessee.

          (d) Requisition for Use of an Engine. In the event of the requisition for use by the Government of any Engine under the circumstances contemplated by
Section 10(c), Lessee will replace such Engine hereunder by complying with the terms of Section 10(b) to the same extent as if an Event of Loss had occurred with respect to such Engine, and any payments received by the Loan Participant, Lessor or Lessee from the Government with respect to such requisition shall be paid over to, or retained by, Lessee upon replacement of such Engine pursuant to
Section 10(b).

          (e) Application of Payments from Governmental Authorities for Requisition of Titles. Any payments (other than insurance proceeds the application of which is provided for in Section 11) received at any time by the Loan Participant, Lessor or by Lessee from any governmental authority or other person with respect to any Event of Loss resulting from the condemnation, confiscation, theft or seizure of, or requisition of title to or use of, the Leased Property or any part thereof will be applied as follows:

               (i) in the case of an Event of Loss with respect to the Leased Property or any part thereof, after reimbursement of Lessor for costs and expenses, so much of such payments remaining as shall not exceed the Event of Loss Termination Value required to be paid by Lessee pursuant to paragraph (a) of this Section 10 (plus any other amounts of Basic and Supplemental Rent then due and payable), shall be applied in reduction of Lessee's obligation to pay such Event of Loss Termination Value (plus any such other amounts of Basic and Supplemental Rent), if not already paid by Lessee, or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of such Event of Loss Termination Value (plus any such other amounts of Basic Supplemental Rent), and the balance, if any, of such payments remaining thereafter will be paid over to, or retained by, Lessor; and

               (ii) if such payments are received with respect to an Engine under circumstances contemplated by paragraph (b) of this Section 10, so much of such payments remaining after reimbursement of Lessor for costs and expenses shall be paid over to, or retained by, Lessee; provided that Lessee shall have fully performed the terms of paragraph
          (b) of this Section 10 with respect to the Event of Loss for which such payments are made.

          (f) Application of Payments During Existence of Event of Default. Any amount referred to in clause (i) or (ii) of paragraph (c) of this Section 10 which is payable to Lessee shall not be paid to Lessee if at the time of such payment a Default or an Event of Default shall have occurred and be continuing, but shall be held by the Loan Participant, so long as the Mortgage shall be in effect, and thereafter by Lessor as security for the obligations of Lessee under this Lease and at such time as there shall not be continuing any such Default or Event of Default, such amount shall be paid to Lessee pursuant to the terms hereof. In addition, if an Event of Default has occurred and is continuing, the Loan Participant shall be entitled to receive all amounts, other than Excluded Payments, payable in connection with an Event of Loss, irrespective of such amounts being in excess of the Event of Loss Termination Value; provided, that if an Event of Loss occurs with respect to the 747 Leased Property, in no event shall such amounts be less than the aggregate unpaid principal amount of the Note outstanding with respect to such Aircraft.

          Section 11. Insurance.

          (a) Public Liability and Property Damage Insurance. Lessee will carry at its own expense public liability (including, without limitation, passenger and cargo legal liability) insurance and property damage insurance (exclusive of manufacturer's product liability insurance) with respect to the Leased Property
(i) in amounts which are not less than the higher of (x) $400,000,000 with respect to the 747 Aircraft and $250,000,000 with respect to the DC-9 Aircraft and (y) the amounts of public liability and property damage insurance applicable to similar aircraft and engines operated by major American international air carriers, (ii) of the type usually carried by corporations engaged in the same or a similar business, similarly situated with Lessee, and owning or operating similar aircraft and engines and which covers risks of the kind customarily insured against by such corporations and (iii) which is maintained in effect with insurers of recognized responsibility reasonably satisfactory to Lessor and the Loan Participant. Any policies of insurance carried in accordance with this paragraph (a) and any policies taken out on substitution or replacement for any of such policies (A) shall be amended to name Lessor, individually and as Owner Trustee, as owner of the Aircraft and each Participant as additional named insureds as their respective interests may appear, (B) shall provide that in respect of the respective interests of Lessor and of each Participant in such policies the insurance shall not be invalidated by any action or inaction of Lessee or any other person (other than of Lessor and of such Participant, as the case may be) and shall insure Lessor regardless of any breach or violation of any warranty, declarations or conditions contained in such policies by Lessee or any other person (other than by Lessor), (C) shall provide that if the insurers cancel such insurance for any reason whatever, the same is allowed to lapse for nonpayment of premium or such insurance coverage thereof changed in any materially adverse way to any named insured, such cancellation, lapse or change shall not be effective as to Lessor or any Participant for 30 days (and with respect to war risk insurance, such shorter period as shall be customary for major American international air carriers) after receipt by Lessor of written notice by such insurers to Lessor and each Participant of such cancellation, lapse or change, and (D) shall provide that there shall be no recourse against Lessor or any Participant for the payment of premiums, commissions, club calls, assessments or advances. Each liability policy (1) shall be primary without right of contribution from any other insurance which is carried by Lessor or any Participant to the extent that such other insurance provides it with contingent and/or excess liability insurance with respect to their respective interests as such in the Leased Property, (2) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and (3) shall waive any rights to set-off, counterclaim or other deduction against each named insured. Lessee shall arrange for appropriate certification as to the Leased Property as to the satisfaction of the requirements set forth above in this
Section 11(a) to be made to Lessor and each Participant as soon as is practicable (and in any case by the Delivery Date) by each insurer with respect thereto; provided that all information contained therein shall be held confidential by Lessor and each Participant and shall not be furnished or disclosed by it to anyone (other than counsel and any other representatives) except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority.

          (b) Insurance Against Loss or Damage to the Aircraft. Lessee shall maintain in effect, at its own expense with insurers of recognized responsibility reasonably satisfactory to Lessor and the Participants, all-risk ground and flight aircraft hull insurance covering each Aircraft, and fire and explosion coverage, including lightning and electrical damage, with respect to any Engines or Parts while removed from the Aircraft, which is payable in Dollars in the United States and is in not less than the amount usually carried by corporations engaged in the same or similar business and similarly situated with Lessee; provided that such insurance shall at all times while each Aircraft is subject to this Lease be for an amount which when paid will be not less than the Event of Loss Termination Value from time to time (determined as of the next following Lease Period Date). Lessee shall additionally maintain in effect, at its own expense, with insurers of recognized responsibility satisfactory to Lessor and the Participants, (i) insurance with respect to risks relating to strikes, riots, civil commotions, labor disturbances, any malicious act or act of sabotage, hi-jacking or any unlawful seizure or wrongful exercise of control of any Aircraft or crew in flight (including any attempt at such seizure or control) made by any person or persons on board such Aircraft acting without consent of Lessee with respect to each Aircraft in a face amount not less than the Event of Loss Termination Value with respect to all Aircraft from time to time (determined as of the next following Lease Period Date), which shall be in full force and effect at all times during the Term of this Lease while such Aircraft are operated or maintained within the continental United States, and
(ii) war risk, hi-jacking (air piracy), governmental confiscation and expropriation insurance with respect to each Aircraft in a face amount not less than the Event of Loss Termination Value with respect to an Aircraft from time to time (determined as of the next following Lease Period Date) at any time such Aircraft is operated outside of the continental United

States. Any policies carried in accordance with this paragraph (b) covering the Leased Property or any part thereof and any policies taken out in substitution or replacement for any such policies (i) shall be amended to named Lessor, individually and as trustee, as owner of such Aircraft, and the Participants, as additional insureds, as their respective interests may appear, (ii) shall be made payable to the Loan Participant in the event of any loss in excess of $2,000,000.00 so long as the Mortgage shall be in effect and thereafter to Lessor, individually and as trustee, (iii) shall provide that if the insurers cancel such insurance for any reason whatever, the same is allowed to lapse for nonpayment of premium or such insurance coverage is changed in any materially adverse way to any named insured, such cancellation, lapse or change shall not be effective as to Lessor or any Participant for 30 days (and with respect to war risk insurance, such shorter period as shall be customary for major American international air carriers) after receipt by Lessor or any Participant of written notice by such insurers to Lessor of such cancellation, lapse or change,
(iv) shall provide that in respect of the interest of Lessor or of any Participant in such policies the insurance shall not be invalidated by any action or inaction of Lessee or any other person (other than of Lessor or such Participant) and shall insure Lessor's interest regardless of any breach or violation of any warranties, declarations or conditions contained in such policies by Lessee or any other person (other than by Lessor); provided, that Lessee may self-insure against any breach or violation of any warranty, declaration or condition contained in any such policies by way of deductible provisions on the applicable policies in an aggregate amount not exceeding $1,000,000 with respect to the 747 Aircraft and $500,000 with respect to each DC-9 Aircraft, for any 12-month policy year, (v) shall waive any rights to set-off, counterclaim or other deduction against each named insured, (vi) shall be in an amount sufficient to prevent Lessee from becoming a co-insurer and
(vii) shall provide that there shall be no recourse against Lessor or any Participant for the payment of premiums, commissions, club calls, assessments, or advances. Lessee shall arrange for appropriate certification as to the satisfaction of the requirements set forth above in this Section 11(b) to be made promptly (and in any case by the First Delivery Date and on each subsequent Delivery Date) to Lessor and each Participant by each insurer with respect thereto; provided that all information contained therein shall be held confidential by Lessor and each Participant and shall not be furnished or disclosed by it to anyone (other than counsel and any other representatives) except as may be required by an order of any court, or administrative agency or by any statute, rule, regulation or order of any governmental authority or pursuant to the request of any regulatory or governmental authority or any auditors of Lessor and each Participant.

          Subject to the provisions of the last sentence of Section 10(a), as between Lessor and Lessee it is agreed that all insurance payments received under policies required to be maintained by Lessee hereunder as the result of the occurrence of an Event of Loss with respect to the Leased Property will be applied as follows:

               (x) so much of such payments remaining after reimbursement of Lessor for costs and expenses as shall not exceed the Event of Loss Termination Value required to be paid by Lessee pursuant to Section 10(a) (plus any other amounts of Basic and Supplemental Rent then due and payable) shall be applied in reduction of Lessee's obligation to pay such Event of Loss Termination Value (plus any such other amounts of Basic and Supplemental Rent), if not already paid by Lessee, or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of such Event of Loss Termination Value (plus any such other amounts of Basic and Supplemental Rent), and the balance, if any, of such payment remaining thereafter will be paid over to, or retained by, Lessee; and

               (y) if such payments are received with respect to an Aircraft or Engine under the circumstances contemplated by Section 10(b) or
          Section 20, so much of such payments remaining after reimbursement of Lessor for costs and expenses shall be paid over to, or retained by, Lessee; provided that Lessee shall have fully performed the terms of
          Section 10(b) or Section 20 with respect to the Event of Loss for which such payments are made.

          As between Lessor and Lessee the insurance payments received under policies required to be maintained by Lessee hereunder with respect to any property damage loss to the Leased Property or any part thereof not constituting an Event of Loss with respect thereto will be applied in payment for repairs or for replacement property in accordance with the terms of Sections 7 and 8 (including the making of down payments), if not already paid for by Lessee (or to reimburse Lessee for such repairs or replacements already paid for by Lessee), and any balance remaining after compliance with such sections with respect to such loss shall be paid to Lessee. Any amount referred to in the preceding sentence or in clause (x) or (y) of the preceding paragraph which is payable to Lessee shall not be paid to Lessee if at the time of such payment a Default or an Event of Default shall have occurred and be continuing, but shall be held by the Loan Participant, so long as the Mortgage shall be in effect, and thereafter by Lessor as security for the obligations of Lessee under this Lease and at such time as there shall not be continuing any such Default or Event of Default, such amount shall be paid to Lessee.

          (c) Reports, etc. On or before the Delivery Date with respect to each Aircraft, and concurrently with the renewal of each insurance policy (but in no event less frequently than each calendar year beginning with the year 1995), Lessee will furnish to Lessor and the Loan Participant a report of an authorized representative of the insurers, addressed to Lessor and the Participants, describing in reasonable detail the insurance then carried and maintained on the Leased Property by Lessee as required hereunder and certifying that such insurance complies with the terms hereof; provided that all information contained in such report shall be held confidential by Lessor and the Participants, and shall not be furnished or disclosed by it to anyone except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority or pursuant to the request of any regulatory or governmental authority or any auditors of Lessor addressed to Lessor and the Loan Participant. Lessee will advise Lessor in writing promptly of any default in the payment of any premium and of any other act or omission on the part of Lessee which might invalidate or render unenforceable, in whole or in part, any insurance on the Leased Property or on any part thereof. Lessee will also advise Lessor in writing at least 30 days prior to the expiration or termination date of any insurance carried and maintained on the Leased Property pursuant to this Section 11. In the event that Lessee shall fail to maintain insurance as herein provided, Lessor may at its sole option provide such insurance and, in such event, Lessee shall, upon demand, reimburse Lessor, as Supplemental Rent, for the cost thereof, without waiver of any other rights Lessor may have.

          (d) Insurance by Lessor. Lessor may at its own expense carry insurance with respect to its interest in the Leased Property, provided that such insurance does not prevent Lessee from carrying insurance required by this
Section 11 or adversely affect such insurance or the cost thereof. Any insurance payments received from policies maintained by Lessor shall be retained by Lessor which maintained such policy without reducing or otherwise affecting Lessee's obligations hereunder.

          Section 12. Inspection. At all reasonable times Lessor or its duly authorized representative and Avitas, as authorized pursuant to Section 7(d) may inspect any Aircraft and the books and records of Lessee relative thereto. Upon the request of Lessor or Avitas, as the case may be, Lessee shall deliver to Lessor or Avitas, as the case may be, copies or printouts of such logs, manuals and data, and inspection, modification and overhaul records relating to the Aircraft as Lessor or Avitas, as the case may be, shall specify. Unless an Event of Default shall have occurred and be continuing, Lessor shall reimburse Lessee for its reasonable costs in assembling and copying such material. Lessor shall not have a duty to make any such inspection and Lessor and Avitas shall not incur any liability or obligation by reason of not making any such inspection.

          Section 13. Assignment. Except as otherwise provided in Section 7(b) hereof, Lessee will not, without prior written consent of Lessor and the Loan Participant, assign any of its rights hereunder. Lessor agrees that it will not assign or convey its rights, title and interest on and to this Lease and the Leased Property, except as contemplated by or provided in the Participation Agreement and the Trust Agreement. The terms and provisions of this Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and assigns.

          Section 14. Events of Default. The occurrence and continuance of any Event of Default under the Restructure Agreement.

          Section 15. Remedies. Upon the occurrence of any Event of Default in
Section 7(e) or (f) of the Restructure Agreement, the Lease shall be in default without further act, or notice of any kind, all of which are hereby waived, and in the case of any other Event of Default, Lessor may, at its option, declare this Lease Agreement to be in default; and in either case at any time or thereafter, so long as Lessee shall not have remedied all outstanding Events of Default, Lessor may do one or more of the following with respect to all or any part of the Leased Property as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then is effect:

               (a) cause Lessee, upon the written demand of Lessor and at Lessee's expense, to return promptly, and Lessee shall return promptly, all or such part of the Leased Property, as Lessor may so demand, to Lessor or its order in the manner and condition required by, and otherwise in accordance with all the provisions of, Section 5 as if the Leased Property were being returned at the end of the Term, or Lessor, at its option, may enter upon the premises where all or any part of the Leased Property is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability accruing to Lessor for or by reason of such entry or taking of possession or removing whether for the restoration of damage to property caused by such action or otherwise, and Lessor may institute proceedings to foreclose upon or repossess all or any part of the Leased Property in any jurisdiction where the same may be located;

               (b) sell all or any part of the Leased Property at public or private sale, as Lessor may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle all or any part of the Leased Property as Lessor, in its sole discretion, may determine, all free and clear of any rights of Lessee except as hereinafter set forth in this Section 15 and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto;

               (c) whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a) or paragraph (b) above with respect to all or any part of the Leased Property, Lessor, by written notice to Lessee specifying a payment date which shall be a Lease Period Date and not later than 90 days from the date of such notice, may cause Lessee to pay to Lessor, and Lessee shall pay Lessor, in the Lease Period Date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for the Aircraft due for Lease Periods commencing after the Lease Period Date specified for payment in such notice), any unpaid Basic Rent due for Lease Periods prior to and including the Lease Period commencing with or including the Lease Period Date specified in such notice plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Past Due Rate from such specified payment date until the date of actual payment of such amount): (i) an amount equal to the excess, if any, of the Termination Value for the Leased Property or part thereof, computed as of the Lease Period Date specified in such notice, over the aggregate fair market rental value (computed as hereafter in this Section provided) of the Leased Property or part thereof for the remainder of the Term, after discounting such aggregate fair market rental value to present worth as of the Lease Period Date specified in such notice at the Past Due Rate; or (ii) an amount equal to the excess, if any, of the Termination Value for the Leased Property or part thereof on the Lease Period Date specified for payment in such notice over the fair market sales value of the Leased Property or part thereof (computed as hereafter in this Section provided) as of the Lease Period Date specified in such notice, in either case, and all costs and expenses of the Loan Participant, if any, incurred by unwinding and breaking fixed funds loans in connection with financing the Leased Property;

               (d) in the event Lessor, pursuant to paragraph (b) above, shall have sold all or any part of the Leased Property, Lessor, in lieu of exercising its rights under paragraph (c) above with respect to the Leased Property or part thereof, may, if it shall so elect, cause Lessee to pay Lessor, and Lessee shall pay to Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for the Aircraft for Lease Periods after the Lease Period in which such sale occurs), any unpaid Basic Rent due for Lease Periods up to and including the Lease Period in which such sale occurs plus the amount of any deficiency between the net proceeds of such sale and the Termination Value of the Leased Property or part thereof, computed as of the Lease Period Date for the Leased Property next following the date of such sale, together with interest, at the Past Due Rate in the amount of such deficiency from the Lease Period Date as of which such Termination value is computed until the date of actual payment, and all costs and expenses of the Loan Participant, if any, incurred by unwinding and breaking fixed funds loans in connection with financing the Leased Property;

               (e) by notice to Lessee, Lessor may require Lessee to pay on demand to Lessor and Lessee hereby agrees that it will so pay to Lessor, immediately upon demand, as liquidated damages for loss of a bargain and not as a penalty (in lieu of Basic Rent for any Lease Period commencing after the date of such notice) any and all unpaid Basic Rent for any Lease Period accrued prior to such notice, plus an amount equal to Termination Value computed as of the next Lease Period Date, together with all costs and expenses of the Loan Participant and the Lessor, if any, incurred by unwinding and breaking fixed funds loans in connection with financing the Leased Property; and upon such payment of liquidated damages and the payment of all other Rent then due hereunder, the Lessor shall proceed to exercise its best efforts promptly to sell the

          Leased property and shall pay over to Lessee the net proceeds of such sale (after deducting from such proceeds, all costs and expenses whatsoever incurred by the Lessor in connection therewith and all other amounts which may become payable to Lessor) up to the amount of Termination Value actually paid; and/or

               (f) Lessor may terminate this Lease Agreement as to all or any part of the Leased Property, or may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

          For purposes of subparagraphs (c) and (d) above, "Termination Value", as of any Lease Period Date therein referred to, for any part of the Leased Property means a portion of the Termination Value, computed as of such Lease Period Date, which bears the same ratio to such Termination Value as the fair market sales value of such part bears to the fair market sales value of the Leased Property (in each case computed as hereafter in this Section provided).

          In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies and for all reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the return of the Leased Property in accordance with the terms of Section 5 or in placing the Leased Property in the condition and airworthiness required by such Section; provided that if Lessee is required to return or surrender possession of all or any part of the Leased Property in accordance with this Section 15 and Lessor does not within 360 days after the date of such return or surrender exercise its rights under paragraph (c), paragraph (d) or paragraph (e) above with respect to the Leased Property or part thereof, there shall be deducted from each payment of Basic Rent becoming due after the expiration of such 360-day period an amount equal to the quotient obtained by dividing the aggregate fair market rental value (computed as hereafter in this Section provided) of the Leased Property or part thereof, for the remainder of the Term after the expiration of such 360-day period (computed as of the date of such expiration), by the number of Basic Rent installments remaining after the expiration of such 360-day period to the end of the Term. For the purpose of paragraph (c) above, and the preceding sentence, the "aggregate fair market rental value" or the "fair market sales value" of the Leased

Property or part thereof shall be the value which would be obtained in an arm's-length transaction between an informed and willing lessee-user or buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to lease or buy, as the case may be, and an informed and willing lessor or seller, as the case may be, under no compulsion to lease or sell, as specified in an appraisal prepared and delivered in New York City, New York, mutually agreed to by two recognized independent aircraft appraisers, one of which appraisers shall be chosen by Lessor and one by Lessee, or, if such appraisers cannot agree in the amount of such appraisal, an appraisal arrived at by a third independent appraiser chosen by the mutual consent of such two appraisers. If either party shall fail to appoint an appraiser within 30 days of notice by Lessor or if such two appraisers cannot agree on the amount of such appraisal and fail to appoint a third appraiser within 30 days, then either party may apply to any court in New York City, New York having jurisdiction to make such appointment. At any sale of the Leased Property or part thereof pursuant to this Section 15 any affiliate of Lessor may bid for and purchase such property. Except as otherwise expressly provided above, no remedy referred to in this Section 15 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use the Leased Property or part thereof in mitigation of Lessor's damages as set forth in this Section 15 or which may otherwise limit or modify any of Lessor's rights or remedies under this Section 15.

          Upon termination of this Lease pursuant to this Section 15, Lessee hereby appoints Lessor Lessee's irrevocable agent and attorney-in-fact to execute all documents deemed necessary to release, terminate and void Lessee's interest in each Aircraft leased hereunder and to file said documents for recordation with appropriate agencies, provided that an Event of Default has occurred, and Lessor in its discretion, reasonably exercised, deems use of this agency necessary to mitigate its damages.

          In accordance with the provisions of Section 1110 of Title 11 of the United States Code, neither the title of Lessor to the Aircraft nor any right of Lessor or the Loan Participant to take possession of the Aircraft or Spares in compliance with the provisions hereof or of the Mortgage shall be affected by the provisions of
Section 362 or 363 of Title 11 of the United States Code, as amended from time to time, except as provided for in such Section 1110. Lessee hereby waives to the extent now or hereafter permitted by applicable law, for itself and for its successors and assigns, any and all rights Lessee or Lessee's successors or assigns may have under any bankruptcy, insolvency or similar laws, rules or regulations with respect to the continued possession or use of each Aircraft or payment of Rent therefor, or with respect to this Lease and Lessee hereby agrees that, notwithstanding any provision of the Federal Bankruptcy Code, as amended from time to time, the title or interest of Lessor to such Aircraft and any right of Lessor to take possession of such Aircraft in compliance with the provisions of this Lease shall not be affected by the provisions of the Federal Bankruptcy Code, as amended from time to time.

          As security for the due and punctual payment of all Rent under this Lease and the performance and observance by Lessee of all covenants made by it under this Lease, any other Operative Document or in any agreement, document or certificate delivered in connection herewith or therewith, Lessee hereby assigns and grants to Lessor a security interest in all of Lessee's right, title and interest in and to any sublease of each Aircraft and any other part of the Leased Property, together with all renewals of such sublease executed or in effect from time to time, and all payments, including, without limitation, all payments of rent, all insurance proceeds (other than public liability insurance proceeds) and all other amounts due and to become due thereunder. It is understood and agreed that the payment of rent and all other amounts due and to become due under any sublease of each Aircraft and any other part of the Property shall be made to Lessee unless and until Lessor or the Loan Participant shall have given written notice to the sublessee thereunder that an Event of Default has occurred and is continuing hereunder, from the time of which notice payment of such rent and other amounts shall be made to the Loan Participant so long as the Mortgage shall be in effect and to Lessor after the Mortgage shall have been discharged pursuant to the terms thereof, in each case, until such sublessee shall have received written notice from the Loan Participant or Lessor, as the case may be, that such Event of Default has been cured.

          Section 16. Further Assurances and Financial Information; Financial Covenants; Meetings.

          (a) Financial Information. Lessee will promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor or the Loan Participant may from time to time reasonably request in order more effectively to carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder, including, without limitation, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting to this Lease any replacement engine and the recording or filing of counterparts hereof, in accordance with the laws of such jurisdictions as Lessor or the Loan Participant may from time to time deem advisable. The Lessee at its own expense and without need of any prior request from Lessor or the Loan Participant, shall take such action as may be reasonably necessary (including any action specified in the preceding sentence), or as Lessor or the Loan Participant shall reasonably request, in order to maintain the perfection of any security interests provided for hereunder and/or under the Participation Agreement. Lessee also agrees to furnish Lessor and the Loan Participant the following:

          (i) any financial statements, reports or other financial information that Lessee files with the Securities and Exchange Commission, to be delivered to Lessor and the Loan Participant concurrently with the delivery of such information to the holders of the 13 1/2% Senior Notes of Evergreen International Aviation, Inc.; and

          (ii) with reasonable promptness, such other data and information as from time to time may be reasonably requested by Lessor or the Loan Participant.

          (b) Financial Covenants. Lessee agrees and covenants throughout the term of this Lease and so long as the Note remain outstanding, the following:

               (i) Consolidated Tangible Net Worth. Lessee, Evergreen and the Consolidated Subsidiaries at all times shall have and maintain an aggregate level of consolidated tangible net worth of not less than Thirty Million Dollars ($30,000,000). For purposes hereof, the term "tangible net worth" shall mean an amount equal to stockholders' equity less intangibles, all as determined in accordance with generally accepted accounting principles, consistently applied.

          (c) Meetings. Upon the request of the Loan Participant, Lessee shall schedule quarterly meetings at Lessee's offices or such other place may be mutually agreed between senior management executives and officers of Lessee, Evergreen and the Consolidated Subsidiaries at such times as may be mutually convenient for the Loan Participant and such executives and officers. The purpose of such meetings shall be for discussions relating, but not limited, to
(i) financial performance by

Lessee, Evergreen and the Consolidated Subsidiaries, (ii) cash flow performance by Lessee, Evergreen and the Consolidated Subsidiaries, (iii) liquidity of Lessee, and (iv) capital resources of Lessee, Evergreen and the Consolidated Subsidiaries, in each case as affected by areas of operation of Lessee's business.

          Section 17. Notices. All notices required under the terms and provisions hereof shall be by facsimile, shall become effective when received, and shall be confirmed in writing mailed by regular mail postage prepaid, addressed (i) if to Lessee, at 3850 Three Mile Lane, McMinnville, Oregon 97128, telecopier no. (503) 434-4217, attention: Corporate Secretary, or to such other address as Lessee shall from time to time designate in writing to Lessor, (ii) if to Lessor, at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, telecopier no. (302) 651-8882, attention: Corporate Trust Administration, or to such other address as Lessor shall from time to time designate in writing to Lessee, and (iii) if to the Loan Participant, care of Oaktree Capital Management L.L.C., 550 South Hope Street, 22nd Floor, Los Angeles, California 90071, telecopier no. (213) 694-1599, attention: Kenneth Liang, Esq., Senior Vice President, or such other address as the Loan Participant shall from time to time designate in writing to Lessee.

          Section 18. No Set-off, Counterclaim, etc. All Rent shall be paid by Lessee to Lessor in funds of the type and in the manner specified in Section 3(c). Lessee's obligation to pay all Rent payable hereunder shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which Lessee may have against Lessor or anyone else for any reason whatsoever, including, without limitation, any breach by Lessor of its warranties contained in Section 4(a) hereof and Section 8 of the Participation Agreement, (ii) any defect in the title, airworthiness, condition, design, operation, or fitness for use of, or any damage to or loss or destruction of, any Aircraft or any other part of the Leased Property, or any interruption or cessation in the use or possession thereof by Lessee for any reason whatsoever,
(iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against Lessee, (iv) Lessee at any time having immunity from suit, prejudgment attachment, attachment in aid of execution or execution on the grounds of sovereignty or otherwise, which immunity, if any, Lessee hereby expressly waives, or (v) any other circumstance, happening, or event whatsoever, whether or not similar to any of the foregoing. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise except as specifically provided in Sections 9 and 10 herein, Lessee nonetheless agrees to pay to

Lessor all Supplemental Rent as provided hereunder and an amount equal to each Basic Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Lessee hereby waives, and hereby agrees to waive at any future time at the request of Lessor, to the extent now or then permitted by applicable laws, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease except in accordance with the express terms hereof. Each payment of Rent made by Lessee to Lessor shall be final as to Lessor and Lessee. Lessee will not seek to recover all or any part of any such payment of Rent from Lessor for any reason whatsoever.

          Section 19. Purchase and Renewal Option.

          (a) Upon not less than 180 days' prior written notice from Lessee to Lessor, Lessee may, on the last Business Day of the Term for the Leased Property (provided that on such date no Event of Default hereunder shall have occurred and be continuing and that the last payment of Rent required to be paid hereunder on such date shall have been made), purchase all or any portion of the Leased Property from Lessor by paying to Lessor in cash on such day an amount equal to the then fair market sales value of such Leased Property. For the purpose of this Section 19(a), "fair market sales value" of Leased Property shall be determined on the basis set forth in Section 15. Any sale of Leased Property by Lessor to Lessee pursuant to this Section 19 (a) shall be made without any recourse to or warranty of Lessor whatsoever, except as to its own acts.

          (b) Provided that this Lease has not been terminated and provided that the Note has been paid in full and no Event of Default shall have occurred and be continuing hereunder, Lessee shall have the option to extend the term of this Lease with respect to all or any portion of the Leased Property on the date this Lease expires (the "Expiration Date") with respect to such Leased Property for a period of ten months begining on the Expiration Date, at a rental equal to the Fair Rental Value thereof, determined as of the Expiration Date for such Leased Property.

          (c) Not less than 90 nor more than 180 days prior to the Expiration Date for such Leased Property, Lessee may indicate, by written notice to Lessor and the Loan Participant, Lessee's interest in exercising Lessee's lease extension option described above, which notice shall set forth Lessee's estimate of the Fair Rental Value of such Leased Property as of the Expiration Date. After a determination of the Fair Rental Value of such Leased Property has been made in accordance with paragraph (c) hereof, Lessee may exercise its option to extend the term of this Lease with respect to such Leased Property for the Fair Rental Value thereof by delivering irrevocable written notice of such exercise to Lessor and the Loan Participant not less than 120 days prior to such Expiration Date.

          (d) Except as otherwise provided in this Lease, whenever used herein, the term "Fair Rental Value" for the Leased Property shall mean an amount determined on the basis of, and shall be equal in amount to, the value which would be obtained in an arm's-length transaction between an informed and willing lessee under no compulsion to lease and an informed and willing lessor under no compulsion to lease. Except as otherwise provided herein, whenever such Fair Rental Value is required to be determined under this Lease it shall be determined by the mutual agreement of Lessor and Lessee in accordance with the preceding paragraph and the consent of the Loan Participant, which consent shall not be unreasonably withheld.

          Section 20. Substitution of Collateral. Notwithstanding anything contained herein or in the Mortgage to the contrary, Lessee may, at any time and from time to time, substitute for any Leased Property as determined by Loan Participant subject to this Lease, cash and/or other collateral having a value at least equal to the Leased Property being substituted and otherwise being reasonably acceptable to the Loan Participant (taking into account the value and utility of the proposed replacement collateral, the expected value and utility of the proposed replacement collateral during the remaining term and the at the maturity of the obligation, the similarity of the proposed replacement collateral to any remaining original collateral and such other factors as the Loan Participant reasonably considers to be relevant to its determination); provided that the Loan Participant shall have received the following:

               (a) A written request from the Lessee, requesting such release and describing the Airframe or Engine so to be released;

               (b) A certificate signed by a senior officer of the Lessee stating the following:

                    (i) a description of the Airframe or Engine to be released, which shall be identified by manufacturer's serial number;

                    (ii) a description of the replacement airframe or engine to be received as consideration for the Airframe or Engine to be released;

                    (iii) that such release, in the opinion of such senior officer, will not impair the security of this Lease in contravention of the provisions of this Lease; and

               (c) The appropriate instruments transferring title to the replacement airframe or engine to be received as consideration for the Airframe or Engine to be released to the Lessee, subjecting such replacement airframe or engine to the Lease and subjecting such replacement airframe engine to the lien of the Mortgage including, but not limited to, the execution, delivery and filing with the FAA of a Lease Supplement or a Trust Agreement and Mortgage Supplement covering such replacement airframe or engine, and an opinion of FAA counsel in form and substance acceptable to Loan Participant with respect to any substitution or release of an Airframe.

          Section 21. Assignee Lessors. Lessee agrees that in the case of any assignment by Lessor of its interest herein and of the Leased Property, pursuant to the terms of the Trust Agreement, such assignee Lessor shall, upon written notice by such assignee Lessor to Lessee, succeed to all the rights, powers and title of Lessor hereunder and shall be deemed to be Lessor and the owner of the Leased Property for all purposes hereof without the necessity of any consent or approval by Lessee and without in any way altering the terms of this Lease or Lessee's obligations hereunder. One such assignment shall not exhaust the right to reassign such interest and retransfer any of the Leased Property, pursuant to the Trust Agreement, but such right may be exercised repeatedly as long as this Lease shall be in effect.

          Section 22. Security for Lessor's Obligation to Holders of the Note. In order to secure the indebtedness evidenced by the Note and the promissory note evidencing Lessee's indebtedness to Loan Participant under the Concord/ABN-AMRO Loan Agreement, Lessor pursuant to the Mortgage and the Junior Mortgage has granted to the Loan Participant a security interest in all of its right, title and interest hereunder (except as therein specified). Lessee acknowledges receipt of a copy of the Mortgage and consents to all the terms thereof.

          In order to secure the indebtedness evidenced by the Concord/ABN-AMRO Loan Agreement and the promissory note issued thereunder, Lessor pursuant to the Junior Mortgage has granted to the Loan Participant a second security interest in all of its right, title and interest hereunder (except as therein specified and subject only to the Mortgage). Lessee acknowledges receipt of a copy of the Junior mortgage and consents to all the terms thereof. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial

Code as in effect in any applicable jurisdiction) no security interest in this Lease may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be identified as the counterpart marked "Original" on its front and on each counterpart signature page. All other counterparts hereof shall be marked either "Duplicate Original" or "Duplicate".

          Section 23. Lessor's Right to Perform for Lessee. If Lessee fails to make any payment of Supplemental Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Lessor may itself make such payment or perform or comply with such agreement and the amount of such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment for the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Past Due Rate, shall be deemed Supplemental Rent, payable by Lessee upon demand.

          Section 24. Service of Process; Waiver of Immunities. Lessee (a) hereby irrevocably submits itself to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County, of the United States of America, and to the jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Lease or the subject matter hereof or any of the transactions contemplated hereby brought by Lessor or its successors or assigns,
(b) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by law, in such Federal court, and (c) to the extent that Lessee has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process, hereby waives such immunity and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the above-named courts, that it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Lease or the subject matter hereof may not be enforced in or by such court. Lessee hereby generally consents to service of process at its offices at 3850 Three Mile Lane, McMinnville, Oregon 97128, and additionally irrevocably designates and appoints CT Corporation System, with offices on the date hereof at 818 Seventh Street, Suite 1004, Los Angeles, California 90017 (hereinafter in this Section 24 called the "Agent"), as its Agent to receive service of process in such action, suit or proceeding, it being agreed that service of process upon such Agent shall constitute valid service upon Lessee or its successors or assigns. Lessee agrees that (x) the sole responsibilities of the Agent shall be (i) to receive such process, (ii) to send a copy of any such process so received to Lessee, by registered airmail, return receipt requested, at the address listed for Lessee in Section 17 hereof, or at the last address filed in writing by Lessee with the Agent, and (iii) to give prompt telegraphic notice of receipt thereof to Lessee at such address and (y) the Agent shall have no responsibility for the receipt or nonreceipt by Lessee of such process, nor for any performance or nonperformance by Lessee or Lessor or their successors or assigns. Lessee hereby agrees to pay to the Agent such compensation as shall be agreed upon from time to time for services hereunder. Lessee further agrees that a final judgment against Lessee in any such action or proceeding shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law, a certified or true copy of which final judgment shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of Lessee therein described; provided that nothing in this Section 24 shall affect the right of the Lessor or its successors or assigns to serve legal process in any other manner permitted by law or affect the right of the Lessor or its successors or assigns to bring any action or proceeding against Lessee or its property in the courts of other jurisdictions. Lessee further covenants and agrees that so long as this Lease shall be in effect, Lessee shall maintain a duly appointed agent for the service of summonses and other legal processes in Los Angeles, California.

          Section 25. Ownership by Lessor; Lessee's Quiet Enjoyment. Each Aircraft and each other part of the Leased Property is and shall at all times remain the sole and exclusive property of Lessor. The only interest Lessee shall have in any Aircraft and any other part of the Leased Property is that of a lessee hereunder. It is understood and agreed by Lessee and Lessor that, so long as the Mortgage shall be in effect, the rights of Lessee and Lessor under this Lease shall be subject and subordinate to the rights of the Loan Participant under the Mortgage, provided that during the Term, so long as no Event of Default has occurred and is continuing hereunder, Lessee shall be entitled to possession, use and quiet enjoyment of each Aircraft and each other part of the Leased Property hereunder; provided that the foregoing shall not be deemed to have modified the obligations of Lessee pursuant to Section 19 hereof, which obligations are absolute and unconditional and, provided, further that neither Lessor nor the Loan Participant shall be responsible for the actions of any Person (other than itself) which interrupts in any manner Lessee's use of any Aircraft or any other part of the Leased Property.

          Section 26. Miscellaneous.

          (a) Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (The preceding sentence shall not be deemed to be included herein for the purposes of validating (i) representations, (ii) warranties and
(iii) opinions, in each case as to the legal, valid and binding effect and enforceability hereof.) To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

          (b) No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties hereto and consented to by the Loan Participant.

          (c) This Lease shall constitute an agreement of lease, and nothing herein shall be construed as conveying to Lessee any right, title or interest in the Leased Property except as a lessee only.

          (d) The Section and paragraph headings in this Lease and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Lease.

          (e) THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICT OF LAWS RULE WHICH MIGHT RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION). EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS LEASE OR ANY TRANSACTION DESCRIBED IN THIS LEASE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY
NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT

ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (f) This Lease and the covenants and agreements contained herein shall be binding upon, and inure to the benefit of, Lessor and its successors and assigns and, subject to the provisions of Section 8(o) of the Participation Agreement, its successors and assigns.

          (g) This Lease, together with the Restructure Agreement and the other Operative Documents, constitutes the entire agreement with the parties with respect to the subject matter hereof. This Lease amends, restates and supersedes the Original Lease in all respects.

          (h) This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, Lessor and Lessee have each caused this Second Amended and Restated Lease Agreement to be duly executed as of the day and year first above written.

                                                   WILMINGTON TRUST COMPANY, not
                                                   in its individual capacity,
                                                   but solely as Owner Trustee,
                                                   as Lessor,


                                                   By /s/ Thomas P. Larkans
                                                      --------------------------
                                                      Name: Thomas P. Larkans
                                                      Title: Vice President


                                                   EVERGREEN INTERNATIONAL
                                                   AIRLINES, INC.,
                                                   as Lessee,


                                                   By /s/ Bob Cantrell
                                                      --------------------------
                                                      Name:  Bob Cantrell
                                                      Title: Treasurer

                    SCHEDULE 1 TO SECOND AMENDED AND RESTATED
                                 LEASE AGREEMENT

                                 Original Lease

          Lease Agreement dated as of February 25, 1986 between Wilmington Trust Company, as owner trustee under Trust Agreement dated as of February 25, 1986, as lessor, and Evergreen International Airlines, Inc., as lessee, which was recorded by the Federal Aviation Administration on April 4, 1986 and assigned Conveyance No. E87496, as supplemented, amended and amended and restated by the following described instruments:

                           Date of           FAA              FAA
Instrument                Instrument   Recording Date   Conveyance No.
-----------------------   ----------   --------------   --------------

Lease Supplement No. 1     03/18/86       04/04/86           E87496

Amendment Number            as of
One                        07/31/87       08/06/87           B75125

Amended and Re-
stated Lease
Agreement between
Wilmington Trust
Company, as owner
trustee under
Trust Agreement
dated as of
February 25, 1986,
as amended and
restated, as
lessor, and Ever-
green International
Airlines, Inc.,             as of
as lessee                  08/31/87       10/15/87           L54296

Lease Supplement No. 2     08/31/87       10/15/87           L54296

Lease Supplement No. 3     08/31/87       10/15/87           L54296

Amendment Number             as of
One                        08/31/88       01/18/89           S81666

Lease Supplement No. 4     01/12/89       01/18/89           S81669

                            Date of         FAA              FAA
Instrument                Instrument   Recording Date   Conveyance No.
----------                ----------   --------------   --------------
Lease Supplement No. 5     01/19/89       01/20/89           P89172

Lease Supplement No. 6     02/03/89       02/06/89           Y31971

Amendment Number Two        as of
                           02/20/90       03/02/90           M22456

Lease Supplement No. 7     04/27/90       05/14/90           V80359

Amendment Number Three      as of
                           11/09/90       11/26/90           I46618

Lease Supplement No. 8     08/13/93       08/24/93         ZZ003954

Lease Supplement No. 9     12/31/93       03/03/94          JJ10762

Lease Supplement No. 10    03/08/95       06/02/95           E19709

                                 Original Mortgage

          Mortgage and Security Agreement dated as of February 25, 1986 between Wilmington Trust Company, as owner trustee under Trust Agreement dated as of February 25, 1986, as mortgagor, and Security Pacific Equipment Finance (Europe) Inc., as mortgagee, which was recorded by the Federal Aviation Administration on April 4, 1986 and assigned Conveyance No. E87495, as supplemented, amended and amended and restated by the following described instruments:

                            Date of         FAA              FAA
Instrument                Instrument   Recording Date   Conveyance No.
----------                ----------   --------------   --------------
Trust Agreement and
Mortgage Supplement        03/18/86       04/04/86           E87495

                            Date of         FAA              FAA
Instrument                Instrument   Recording Date   Conveyance No.
----------                ----------   --------------   --------------
Amended and Restated
Mortgage and Security
Agreement between
Wilmington Trust
Company, as owner
trustee under Trust
Agreement dated as of
February 25, 1986, as
amended and restated,
as mortgagor, and
Security Pacific
Equipment Finance
(Europe) Inc.,              as of
as mortgagee               08/31/87       10/15/87           L54295

Trust Agreement and
Mortgage Supplement
No. 2                      08/31/87       10/15/87           L54295

Trust Agreement and
Mortgage Supplement
No. 3                      08/31/87       10/15/87           L54295

FAA Assignment and
Assumption between
Security Pacific
Equipment Finance
(Europe) Inc., as
assignor, and Security
Pacific Equipment
Finance Inc., as            as of
assignee                   11/22/88       12/01/88           R40411

Amendment Number            as of
One                        08/31/88       01/18/89           S81665

Trust Agreement and
Mortgage Supplement
No. 4                      01/12/89       01/18/89           S81668

Trust Agreement and
Mortgage Supplement
No. 5                      01/19/89       01/20/89           P89171

Trust Agreement and
Mortgage Supplement
No. 6                      02/03/89       02/06/89           Y31970

Amendment Number            as of
Two                        02/20/90       03/02/90           M22455

                            Date of         FAA              FAA
Instrument                Instrument   Recording Date   Conveyance No.
----------                ----------   --------------   --------------
Trust Agreement and
Mortgage Supplement
No. 7                      04/27/90       05/14/90           V80358

Amendment Number            as of
Three                      11/09/90       11/26/90           I46617

Amendment Number            as of
Four                       06/22/92       08/04/92          JJ05785

Trust Agreement and
Mortgage Supplement
No. 8                      08/13/93       09/09/93         ZZ004051

Trust Agreement and
Mortgage Supplement
No. 9                      12/31/93       03/03/94          JJ10761

Assignment Agreement
from Security Pacific
Equipment Finance Inc.,
as assignor, and TCW
Special Credits Trust,
TCW Special Credits
Fund IIIb, TCW Special
Credits Trust IIIb,
Delaware State
Employees Retirement
Fund and TCW Special
Credits Fund III, as
assignee, acting
through TCW Special
Credits, as general
partner, attorney-in-
fact or investment          as of
manager                    05/31/94       07/26/94          S093052

Trust Agreement and
Mortgage Supplement
No. 10                     03/08/95       06/02/95           E19708

                                                              EXHIBIT A
                                                                  to
                                                     Second Amended and Restated
                                                           Lease Agreement

          THE RIGHTS OF LESSOR UNDER THIS LEASE SUPPLEMENT AND THE AIRCRAFT LEASE AGREEMENT REFERRED TO BELOW AND IN EACH AIRCRAFT COVERED HEREBY HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, TCW SPECIAL CREDITS, AS AGENT, UNDER A MORTGAGE AND SECURITY AGREEMENT DATED AS OF FEBRUARY 25, 1986, AS AMENDED AND RESTATED BY AN AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT DATED AS OF AUGUST 31, 1987, AND AS FURTHER AMENDED AND RESTATED BY A SECOND AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT DATED AS OF SEPTEMBER 29, 1995. SEE SECTION 22 HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF THE VARIOUS COUNTERPARTS. THIS LEASE SUPPLEMENT HAS BEEN EXECUTED IN COUNTERPARTS. SEE SECTION 10 HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF THE VARIOUS COUNTERPARTS.

                           LEASE SUPPLEMENT No.
                                                -----

                              Under Lease Agreement
                          dated as of February 25, 1986
                                  as amended by
                      Amended and Restated Lease Agreement
                           dated as of August 31, 1987
                              as further amended by
                   Second Amended and Restated Lease Agreement
                         dated as of September 29, 1995

          LEASE SUPPLEMENT No.           , dated                      , 19   ,
                               ----------        ---------------------    ---
between WILMINGTON TRUST COMPANY, not in its individual capacity but solely as, Trustee ("Lessor"), and EVERGREEN INTERNATIONAL AIRLINES, INC. ("Lessee").

                                   WITNESSETH:

          Lessor and Lessee have heretofore entered into that certain Lease Agreement dated as of February 25, 1986, as amended by Amended and Restated Lease Agreement dated as of August 31, 1987 and as further amended by Second Amended and Restated Lease Agreement dated as of September 29, 1995, relating to and certain other property (herein called the
-------------------

"Lease Agreement" and the defined terms therein being hereinafter used with the same meanings). The Lease Agreement provides for the execution and delivery of one or more Lease Supplements for the purpose of leasing the Leased Property under the Lease Agreement as and when delivered by Lessor to Lessee in accordance with the terms thereof. Except as otherwise defined herein, the terms used herein shall have the same meanings as set forth in the Lease Agreement.

          *The Lease relates to the engines and other property described below, and a counterpart of the Lease is attached hereto and made a part hereof, and this Lease Supplement, together with such attachments, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

          **The Lease relates to the engines and other property described below, and a counterpart of the Lease which was attached to and made a part of Lease
Supplement No.    dated             , 19   , has been recorded by the Federal
               --       ------------    ---
Aviation Administration as more particularly described on Annex I attached hereto.

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

                    *1. Lessor hereby delivers and leases to Lessee under the Lease Agreement, and Lessee hereby accepts and leases from Lessor under the Lease Agreement, the following described Boeing 747-273C aircraft (the "Delivered Aircraft") which Delivered Aircraft as of the date hereof consists of the following components:

               (i) airframe: U.S. Registration No.                        ;
                                                   -----------------------
          manufacturer's serial no.                   ;
                                    ------------------

               (ii) four (4) Pratt & Whitney               engines bearing,
                                             -------------
          respectively, manufacturer's serial nos.       ,       ,        and
                                                   ------  ------  ------
                 (each of which engines has 750 or more rated takeoff horsepower
          ------
          or the equivalent of such horsepower); and

----------
*    This language for Lease Supplement No. 1.

**   This language for all other Lease Supplements.

               (iii) all appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment or property installed on or attached to said airframe and engines.

          *2. Lessor hereby delivers and leases to Lessee under the Lease Agreement, and Lessee hereby accepts and leases from Lessor under the Lease Agreement, the following property:

               (i) one (1) used Pratt & Whitney Model engine bearing manufacturer's serial no. (which engine has 750 or more rated takeoff horsepower or the equivalent of such horsepower) (the "Spare Engine"); and

          **1. Lessor hereby delivers and leases to Lessee under the Lease Agreement, the following described McDonnell Douglas DC-9-33F aircraft (the "Delivered Aircraft") which Delivered Aircraft as of the date hereof consists of the following components:

               (i) airframe: U.S. Registration No.           ; manufacturer's
                                                   ----------
          serial no.           ;
                     ----------

               (ii) two (2) Pratt & Whitney JT8D-9A Series engines bearing,
          respectively, manufacturer's serial nos.            and
                                                   ----------     ----------
          (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower); and

               (iii) all appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment or property installed on or attached to said airframe and engines.

          3. The Delivery Date of the Delivered Aircraft is the date of this Lease supplement set forth in the opening paragraph hereof.

          4. The Basic Term for the Leased. Property shall commence on the
Delivery Date and shall continue for *    .
                                      ----

          5. Lessee hereby confirms to Lessor that the Delivered Aircraft and each Engine installed thereon have been duly marked in accordance with the terms of Section 7(c) of the Lease Agreement and that Lessee has accepted the Delivered Aircraft and for all purposes hereof and of the Lease Agreement as being airworthy, in accordance with specifications, in good working order and repair and without defect or inherent vice in title, condition, design, operation or fitness for use, whether or not discoverable by Lessee as of the date hereof, and free and clear of all Liens except Lessor's Liens; provided that nothing contained herein or in the Lease Agreement shall in any way diminish or otherwise affect any right Lessee or Lessor may have with respect to the Delivered Aircraft against the seller or the manufacturer thereof, or any subcontractor or supplier of the seller or the manufacturer thereof, under the applicable Purchase Agreement or otherwise.

          6. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully sent forth herein.

          7. This Lease Supplement may be executed in any number of counterparts and by the different parties hereto on separate counterparts. The single executed original of this Lease Supplement marked "Original" shall be the "Original" and all other counterparts hereof shall be duplicates and be marked "Duplicate" or "Duplicate Original". To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than that marked "Original".

          8. Lessee is an air carrier certified under 49 U.S.C. (S) 44705 of the Federal Aviation Act.

          9. This Lease Supplement has been negotiated and delivered in the State of New York and shall be governed by and construed according to the laws of the State of New York.

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed as of the day and year first above written.

                                                   WILMINGTON TRUST COMPANY, not
                                                   in its individual capacity,
                                                   but solely as Owner, Trustee,
                                                   as Lessor,


                                                   By
                                                      --------------------------
                                                      Title:


                                                   EVERGREEN INTERNATIONAL
                                                   AIRLINES, INC.,
                                                   as Lessee,


                                                   By
                                                      --------------------------
                                                      Title:

                                                                       EXHIBIT B
                                                                              to
                                                     Second Amended and Restated
                                                                 Lease Agreement

                              Basic Rent Schedule*

A. 747 Leased Property

                                                   Amount of Basic Rent
     Lease Payment                                  Payable on a Lease
         Date                                          Period Date
-----------------------                            --------------------
(1) September 29, 1995                                $ 5,000,000.00

(2) October 29, 1995                                  $   350,000.00

(3) November 29, 1995                                 $   350,000.00

(4) December 29, 1995                                 $   350,000.00

(5) January 29, 1996                                  $   350,000.00

(6) February 29, 1996                                 $   350,000.00

(7) March 29, 1996                                    $   350,000.00

(8) April 29, 1996                                    $   350,000.00

(9) May 29, 1996                                      $   350,000.00

(10) June 29, 1996                                    $   350,000.00

(11) July 29, 1996                                    $   350,000.00

(12) August 29, 1996                                  $   350,000.00

(13) September 29, 1996                               $   350,000.00

(14) October 29, 1996                                 $   350,000.00

----------
     * The amount of Basic Rent shall be adjusted by an amount determined from time to time by the Lessee and consented to by the Loan Participant necessary to equal the income tax payments to be paid by the Owner Participant on the amount of each month's Basic Rent.

(15) November 29, 1996                                $   350,000.00

(16) December 29, 1996                                $   350,000.00

(17) January 29, 1997                                 $   350,000.00

(18) February 28, 1997                                $   350,000.00

(19) March 29, 1997                                   $   350,000.00

(20) April 29, 1997                                   $   350,000.00

(21) May 29, 1997                                     $   350,000.00

(22) June 29, 1997                                    $   350,000.00

(23) July 29, 1997                                    $   350,000.00

(24) August 29, 1997                                  $   350,000.00

(25) September 29, 1997                               $   350,000.00

(26) October 29, 1997                                 $   350,000.00

(27) November 29, 1997                                $   350,000.00

(28) December 29, 1997                                $   350,000.00

(29) January 29, 1998                                 $   350,000.00

(30) February 28, 1998                                $   350,000.00

(31) March 29, 1998                                   $   350,000.00

(32) April 29, 1998                                   $   350,000.00

(33) May 29, 1998                                     $   350,000.00

(34) June 29, 1998                                    $   350,000.00

(35) July 29, 1998                                    $   350,000.00

(36) August 29, 1998                                  $   350,000.00

(37) September 29, 1998                               $   350,000.00

(38) October 29, 1998                                 $   350,000.00

(39) November 29, 1998                                $   350,000.00

(40) December 29, 1998                                $   350,000.00

(41) January 29, 1999                                 $   350,000.00

(42) February 28, 1999                                $   350,000.00

(43) March 29, 1999                                   $   350,000.00

(44) April 29, 1999                                   $   350,000.00

(45) May 29, 1999                                     $   350,000.00

(46) June 29, 1999                                    $   350,000.00

(47) July 29, 1999                                    $   350,000.00

(48) August 29, 1999                                  $   350,000.00

(49) September 29, 1999                               $26,955,000.00**

B. DC-9 Leased Property

          Basic Rent for each DC-9 Leased Property shall be an amount to be determined from time to time by Lessee and Lessor.

----------
     ** This amount shall be reduced by the amount of any prepayments of Basic Rent, but shall in no event be less than the aggregate unpaid principal amount of the Note outstanding together with any accrued and unpaid interest thereon.

                                                                       EXHIBIT C
                                                                              to
                                                     Second Amended and Restated
                                                                 Lease Agreement

                    EVENT OF LOSS TERMINATION VALUE SCHEDULE

Leased Property        Termination Value
---------------        -----------------

747 Leased Property    100% of the amount necessary to pay in full as of such
                       Lease Period Date (after giving effect to the installment of Basic Rent due on that date), the aggregate unpaid principal amount of the Note outstanding at the close of business as of such Lease Period Date together with any accrued and unpaid interest thereon.

DC-9 Leased Property   For each of the DC-9 Leased Property, 10% of the amount
                       necessary to pay in full as of such Lease Period Date
                       (after giving effect to the installment of Basic Rent due on that date), the aggregate unpaid principal amount of the Note outstanding at the close of business as of such Lease Period Date together with any accrued and unpaid interest thereon.

                                                                       EXHIBIT D
                                                                              to
                                                     Second Amended and Restated
                                                                 Lease Agreement

                       DESCRIPTION OF AIRFRAME AND ENGINES
                       -----------------------------------

747 Airframe
------------

     One (1) Boeing 747-273C aircraft bearing manufacturer's serial no. 20651 and U.S. Registration No. N471EV

747 Engines
-----------

     Four (4) Pratt & Whitney JT9D-7A, manufacturer's serial nos. P662205CN, P662254, P685607 and P689542

Dc-9 Airframe
-------------

     one (1) McDonnell Douglas DC-9-33F aircraft bearing manufacturer's serial no. 47191 and U.S. Registration No. N933F

     One (i) McDonnell Douglas DC-9-33F aircraft bearing manufacturer's serial no. 47194 and U.S. Registration No. N944F

     One (1) McDonnell Douglas DC-9-33F aircraft bearing manufacturer's serial no. 47279 and U.S. Registration No. N945F

DC-9 Engines
------------

     Five (5) Pratt & Whitney JT8D-9 aircraft engines bearing manufacturer's serial nos. 665815, P666715, P666937, P653895 and 666348, and one (1) Pratt
     & Whitney JT8D-7 aircraft engine bearing manufacturer's serial no. P656041

                                                                       EXHIBIT E
                                                                              to
                                                     Second Amended and Restated
                                                                 Lease Agreement

                              PERMITTED SUBLESSEES

Federal Express
UPS
DHL
Emery
Qantas
JAL
SAS
Singapore
KLM
British Airways
Air France
Alitalia
Air India
Varig
Lufthansa
Cathay Pacific
All Nippon Airways
Iberia
Saudia Airlines
Avianca
Southern Air Transport, Inc.